Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Entity Registrant Name	SunCoke Energy, Inc.
Entity Central Index Key	0001514705
Entity Filer Category	Non-accelerated Filer
Document Period End Date	Sep 30, 2011

Combined And Consolidated Statements Of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Sales and other operating revenue	$ 1,113,724	$ 1,009,197	$ 1,316,547	$ 1,124,016	$ 838,936
Other income, net	1,051	180	10,046	20,970	1,315
Total revenues	1,114,775	1,009,377	1,326,593	1,144,986	840,251
Costs and operating expenses
Cost of products sold and operating expenses	933,266	773,510	1,036,944	860,830	630,771
Loss on firm purchase commitments	18,544
Selling, general and administrative expenses	64,803	41,537	67,232	40,205	34,244
Depreciation, depletion and amortization	42,377	35,832	48,157	32,323	24,554
Total costs and operating expenses	1,058,990	850,879	1,152,333	933,358	689,569
Operating income	55,785	158,498	174,260	211,628	150,682
Interest income-affiliate	12,485	17,965	23,687	24,063	27,351
Interest income	284	33	35	447	218
Interest cost-affiliate	(3,565)	(4,422)	(5,435)	(5,663)	(11,187)
Interest cost	(8,860)
Capitalized interest	5,344	421	701	1,493	3,999
Total financing income, net	5,688	13,997	18,988	20,340	20,381
Income before income tax expense	61,473	172,495	193,248	231,968	171,063
Income tax expense	10,093	41,266	46,942	20,732	38,131
Net income	51,380	131,229	146,306	211,236	132,932
Less: Net income (loss) attributable to noncontrolling interests	(1,226)	10,466	7,107	21,552	19,028
Net income attributable to net parent investment	$ 52,606	$ 120,763	$ 139,199	$ 189,684	$ 113,904
Earnings per common share:
Basic	$ 0.75	$ 1.73
Diluted	$ 0.75	$ 1.73
Weighted average common shares outstanding:
Basic	70,000	70,000
Diluted	70,000	70,000

Combined And Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 110,850	$ 40,092	$ 2,741
Accounts receivable	52,033	44,606	79,339
Inventories	222,436	106,610	106,579
Receivable from affiliate	672
Deferred income taxes	552	1,140
Total current assets	386,543	192,448	188,659
Notes receivable from affiliate		289,000	289,000
Investment in Brazilian cokemaking operations	40,976	40,976	40,976
Properties, plants and equipment, net		1,180,208	1,012,771
Property, plants and equipment, net	1,353,499	1,173,518
Lease and mineral rights, net	53,392	6,690
Goodwill	9,388	3,400
Deferred charges and other assets		15,834	15,280
Deferred charges and other assets	35,396	12,434
Total assets	1,879,194	1,718,466	1,546,686
Liabilities and Equity
Advances from affiliate		888,512	409,251
Accounts payable	185,184	106,350	74,958
Current portion of long-term debt	3,000
Accrued liabilities	51,996	53,158	29,992
Taxes payable	11,593	7,704	5,834
Deferred income taxes			534
Total current liabilities	251,773	1,055,724	520,569
Long-term debt	694,784
Payable to affiliate		55,813	25,018
Accrual for black lung benefits	27,538	26,605	24,092
Retirement benefit liabilities (Note 8)	45,281	42,854	85,003
Deferred income taxes	223,840	85,930	55,044
Asset retirement obligations	12,236	11,014	10,296
Other deferred credits and liabilities	19,247	11,185	11,046
Commitments and contingent liabilities (Note 10)
Total liabilities	1,274,699	1,289,125	731,068
Equity
Preferred stock, $0.01 par value. Authorized 50,000 shares; no issued and outstanding shares at September 30, 2011 and December 31, 2010
Common stock, $0.01 par value. Authorized 300,000 shares; issued and outstanding 70,006 shares at September 30, 2011 and no shares outstanding at December 31, 2010	700
Additional paid-in capital	556,292
Accumulated other comprehensive income	437
Retained earnings	12,003
Net parent investment		369,541	741,994
Total SunCoke Energy, Inc. stockholders' equity / net parent investment	569,432	369,541
Noncontrolling interests	35,063	59,800	73,624
Total equity	604,495	429,341	815,618
Total liabilities and equity	$ 1,879,194	$ 1,718,466	$ 1,546,686

Combined And Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010
Combined And Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000	50,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	300,000	300,000
Common stock, shares, issued	70,006	0
Common stock, shares, outstanding	70,006	0

Combined And Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities:
Net income	$ 51,380	$ 131,229	$ 146,306	$ 211,236	$ 132,932
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on firm purchase commitment	18,544
Depreciation, depletion and amortization	42,377	35,832	48,157	32,323	24,554
Deferred income tax expense	14,630	10,885	15,426	15,174	14,618
Payments (in excess of) less than expense for retirement plans	267	(3,081)	(5,979)	3,309	1,607
Changes in working capital pertaining to operating activities:
Accounts receivable	(4,157)	41,994	34,733	(38,577)	(13,668)
Inventories	(112,822)	(1,353)	(31)	(27,078)	(32,674)
Accounts payable and accrued liabilities	53,904	42,590	54,163	(8,300)	39,478
Taxes payable	(2,236)	2,836	1,870	(240)	(714)
Other	(3,208)	(7,007)	1,958	(601)	5,197
Net cash provided by operating activities	58,679	253,925	296,603	187,246	171,330
Cash Flows from Investing Activities:
Capital expenditures	(184,217)	(135,833)	(215,657)	(215,194)	(304,473)
Acquisition of business, net of cash received	(37,575)
Proceeds from sale of assets		72	1,736	88	4
Net cash used in investing activities	(221,792)	(135,761)	(213,921)	(215,106)	(304,469)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	698,500
Debt issuance costs	(18,874)
Repayment of long-term debt	(750)
Purchase of noncontrolling interest in Indiana Harbor facility	(34,000)
Net increase (decrease) in advances from affiliate	(412,783)	(113,636)	(56,195)	25,497	205,831
Contribution from parent			1,000
Repayments of revolving credit loans from affiliate					(10,000)
Repayments of borrowings under deficit funding agreement with related party					(55,968)
Repayments of notes payable assumed in acquisition	(2,315)
Increase (decrease) in payable to affiliate	5,279	30,296	30,795	733	24,124
Cash distributions to noncontrolling interests in cokemaking operations	(1,186)	(19,296)	(20,931)	(18,611)	(30,284)
Net cash provided by (used in) financing activities	233,871	(102,636)	(45,331)	7,619	133,703
Net increase (decrease) in cash and cash equivalents	70,758	15,528	37,351	(20,241)	564
Cash and cash equivalents at beginning of period	40,092	2,741	2,741	22,982	22,418
Cash and cash equivalents at end of period	$ 110,850	$ 18,269	$ 40,092	$ 2,741	$ 22,982

Combined And Consolidated Statement Of Equity (USD $) In Thousands, unless otherwise specified		Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income [Member]	Retained Earnings [Member]	Net Parent Investment [Member]	Total SunCoke Energy, Inc. Or Parent Equity [Member]	Noncontrolling Interests [Member]	Comprehensive Income [Member]		Total
Beginning balance, value at Dec. 31, 2007						$ 445,938		$ 81,939
Net income (loss)						113,904		19,028	132,932	[1]	132,932
Other comprehensive income (loss)
Reclassifications of prior service benefit and actuarial loss amortization to earnings						(111)			(111)	[1]
Retirement benefit plans funded status adjustment						(5,405)			(5,405)	[1]
Currency translation adjustment						(1,914)			(1,914)	[1]
Cash distributions to noncontrolling interests								(30,284)			(30,284)
Comprehensive income (loss)	[1]								125,502
Ending balance, value at Dec. 31, 2008						552,412		70,683
Net income (loss)						189,684		21,552	211,236	[1]	211,236
Other comprehensive income (loss)
Reclassifications of prior service benefit and actuarial loss amortization to earnings						366			366	[1]
Retirement benefit plans funded status adjustment						(2,694)			(2,694)	[1]
Currency translation adjustment						2,226			2,226	[1]
Cash distributions to noncontrolling interests								(18,611)			(18,611)
Comprehensive income (loss)	[1]								211,134
Ending balance, value at Dec. 31, 2009						741,994		73,624			815,618
Net income (loss)						139,199		7,107	146,306	[1]	146,306
Other comprehensive income (loss)
Reclassifications of prior service benefit and actuarial loss amortization to earnings						(1,712)			(1,712)	[1]
Retirement benefit plans funded status adjustment						24,068			24,068	[1]
Currency translation adjustment						448			448	[1]
Capital contribution from parent						1,000
Noncash distributions to affiliates						(535,456)
Cash distributions to noncontrolling interests								(20,931)			(20,931)
Comprehensive income (loss)	[1]								169,110
Ending balance, value at Dec. 31, 2010						369,541	369,541	59,800			429,341
Net income (loss)						40,603	40,603	(5,041)			35,562
Ending balance, value at Jul. 18, 2011
Beginning balance, value at Dec. 31, 2010						369,541	369,541	59,800			429,341
Beginning balance, shares at Dec. 31, 2010
Net income (loss)											51,380
Other comprehensive income (loss)
Retirement benefit plans funded status adjustment				(617)		(1,095)	(1,712)				(1,712)
Currency translation adjustment				(1,847)		573	(1,274)				(1,274)
Cash distributions to noncontrolling interests								(1,186)			(1,186)
Comprehensive income (loss)							49,620	(1,226)			48,394
Capital contribution from Sunoco Inc. in connection with contribution of business						156,542	156,542				156,542
Issuance of common stock in exchange for cokemaking and coal mining operations of Sunoco, Inc.		700	562,563	2,901		(566,164)
Issuance of common stock in exchange for cokemaking and coal mining operations of Sunoco, Inc. shares		70,000
Share-based compensation expense			926				926				926
Share-based compensation expense, shares		6
Purchase of noncontrolling interests, net of related tax benefit of $4,695			(7,197)				(7,197)	(22,325)			(29,522)
Ending balance, value at Sep. 30, 2011		700	556,292	437			569,432	35,063			604,495
Ending balance, shares at Sep. 30, 2011		70,006
Beginning balance, value at Jul. 18, 2011
Net income (loss)					12,003		12,003	3,815			15,818
Ending balance, value at Sep. 30, 2011					$ 12,003		$ 569,432	$ 35,063			$ 604,495

[1]	Comprehensive income attributable to net parent investment amounted to $162,003, $189,582, and $106,474 for the years ended December 31, 2010, 2009 and 2008, respectively.

Combined And Consolidated Statement Of Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Combined And Consolidated Statement Of Equity [Abstract]
Other Income Tax Expense (Benefit), Continuing Operations	$ 4,695
Other comprehensive income (loss), tax benefit		13,823	1,447	3,520
Comprehensive Income (Loss), Net of Tax, Attributable to Parent		$ 162,003	$ 189,582	$ 106,474

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Principles of Combination and Description of Business

The accompanying combined financial statements include the accounts of all operations that comprise the cokemaking and coal mining operations of Sunoco, Inc. (collectively, "SunCoke" or the "Company"), after elimination of all intercompany balances and transactions within the combined group of companies. The Company is an independent owner and operator of four metallurgical cokemaking facilities in the eastern and midwestern regions of the United States and operator of a cokemaking facility for a project company in Brazil in which it has a preferred stock investment. The cokemaking operations include blast furnace coke manufacturing at the Company's Jewell Coke Company, L.P. ("Jewell") facility in Vansant, VA; Indiana Harbor Coke Company, L.P. ("Indiana Harbor") facility in East Chicago, IN; Haverhill North Coke Company ("Haverhill") facility in Franklin Furnace, OH; and Gateway Energy & Coke Company, LLC ("Granite City") facility in Granite City, IL. The Company has also entered into an agreement with AK Steel under which the Company will build, own and operate a cokemaking facility and associated cogeneration power plant adjacent to AK Steel's Middletown, OH steelmaking facility (Note 3). In addition to its cokemaking operations, the Company has metallurgical coal mining operations in the eastern United States. The metallurgical coal produced from underground mines in Virginia and West Virginia is used primarily at the Jewell cokemaking facility. In January 2011, the Company acquired Harold Keene Coal Company, Inc. and all of its affiliates (the "HKCC Companies"), which include two active underground mines and one active surface mine and one active highwall mine that are contiguous to the Company's existing mines for approximately $40 million, exclusive of contingent consideration.

In December 2010, Sunoco, Inc. formed SunCoke Energy, Inc. ("SunCoke Energy") to ultimately acquire, own, and operate the cokemaking and coal mining operations of Sunoco which constitute the businesses set forth in these combined financial statements. As part of the separation of the cokemaking and coal mining operations from Sunoco, Sunoco expects to contribute to SunCoke Energy the subsidiaries, assets and liabilities that are primarily related to its cokemaking and coal mining businesses. Effective with the closing of an initial public offering of SunCoke Energy's common stock, the ownership of these businesses will be transferred to SunCoke Energy. This transfer will represent a reorganization of entities under common control and will be recorded at historical cost. Sunoco has also announced its intent to distribute its remaining equity interest in SunCoke Energy after the initial public offering to holders of Sunoco's common stock through a spin-off at a later date.

A variable interest entity ("VIE") is a legal entity in which equity investors do not have sufficient equity at risk for the legal entity to finance its activities without additional subordinated financial support or, as a group, the holders of the equity investment at risk lack any one of the following three characteristics: (1) the power, through voting rights or similar rights, to direct the activities of a legal entity that most significantly impact the entity's economic performance; (2) the obligation to absorb the expected losses of the legal entity; or (3) the right to receive the expected residual returns of the legal entity. A company with a variable interest or interests in a VIE is required to consolidate that VIE if it has a controlling financial interest, which will have both of the following characteristics: (1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance; and (2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

The Company entered into an agreement in March 1997 with Lakeshore Coal Handling Corporation ("Lakeshore") which provides coal handling services at the Indiana Harbor cokemaking facility. Under generally accepted accounting principles, it is possible that Lakeshore would be a VIE and that the Company should be considered Lakeshore's primary beneficiary. However, Lakeshore has declined to provide the Company with the financial information to make this determination. Accordingly, the Company does not include Lakeshore's accounts in its combined financial statements as permitted by a transition provision of the VIE accounting guidance. In addition, the Company has no obligations to Lakeshore under the agreement other than the amounts payable for the coal handling services (Note 10). The Company will continue to make efforts to obtain this information.

Basis of Presentation

The accompanying combined financial statements reflect the historical cost-based amounts of the Company and include charges from Sunoco, Inc. and its subsidiaries (collectively, "Sunoco") for direct costs and allocations of indirect corporate overhead attributable to the operations of the Company. The Company believes that the allocation methods are reasonable, and that the allocations are representative of what the costs would have been on a stand-alone basis. However, because of certain related party relationships and transactions (Note 2), these combined financial statements may not necessarily be indicative of the conditions that would have existed or results of operations that would have occurred if the Company had been a separate and independent company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual amounts could differ from these estimates.

Currency Translation

The functional currency of the Company's Brazilian operations is the Brazilian real. The Company's Brazilian operations translate their assets and liabilities into U.S. dollars at the current exchange rates in effect at the end of the fiscal period. The gains or losses that result from this process is shown as cumulative translation adjustments within accumulated other comprehensive income (loss) in the combined balance sheets. The revenue and expense accounts of foreign subsidiaries are translated into U.S. dollars at the average exchange rates that prevailed during the period.

Some transactions of the Company's Brazilian operations are conducted in currencies different from their functional currency. Gains and losses from these foreign currency transactions are included in income as they occur and were not material to the results of operations during the years ended December 31, 2010, 2009 and 2008.

Revenue Recognition

The Company sells metallurgical coal and coke as well as steam and electricity to third-party customers. Steam is also sold to Sunoco. The Company also receives fees for operating the cokemaking plant in Brazil and for the licensing of its proprietary technology for use at this facility as well as reimbursement of substantially all of its operating costs. Revenues related to the sale of products are recognized when title passes, while service revenues are recognized when services are provided. Licensing fees, which are determined on a per ton basis, are recognized when coke is produced in accordance with the contract terms. Title passage generally occurs when products are shipped or delivered in accordance with the terms of the respective sales agreements. In addition, revenues are not recognized until sales prices are fixed or determinable and collectability is reasonably assured.

As discussed in Note 3, substantially all of the metallurgical coke produced by the Company is sold pursuant to long-term contracts with its customers. The Company evaluates each of its contracts to determine whether the arrangement contains a lease under the applicable accounting standards. If the specific facts and circumstances indicate that it is remote that parties other than the contracted customer will take more than a minor amount of the coke that will be produced by the property, plant, and equipment during the term of the coke supply agreement, and the price that the customer is paying for the coke is neither contractually fixed per unit nor equal to the current market price per unit at the time of delivery, then the long-term contract is deemed to contain a lease. The lease component of the price of coke represents the rental payment for the use of the property, plant and equipment, and all such payments are accounted for as contingent rentals as they are only earned by the Company when the coke is delivered and title passes to the customer. The total amount of revenue recognized by the Company for these contingent rentals represents less than 10 percent of combined sales and other operating revenues for each of the years ended December 31, 2010, 2009 and 2008.

Cash Equivalents

The Company considers all highly liquid investments with a remaining maturity of three months or less at the time of purchase to be cash equivalents. These cash equivalents consist principally of time deposits and money market investments.

Inventories

Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out ("FIFO") method, except for the cost of coal inventory at Jewell and the Company's materials and supplies inventory, which are determined using the average-cost method.

The Company utilizes the selling prices under its long-term coke supply contracts (Note 3) to record lower of cost or market inventory adjustments. Through December 31, 2010, the selling price for coke at Jewell was an amount equal to the sum of: (1) the cost of delivered coal to the Haverhill facility multiplied by an adjustment factor; (2) actual transportation costs; (3) an operating cost component indexed for inflation; (4) a fixed-price component; and (5) applicable taxes (except for property and net income taxes). Coke selling prices for Indiana Harbor, Haverhill and Granite City production reflect the pass-through of coal costs and transportation costs. Such prices also include an operating cost and fixed-price component.

Properties, Plants and Equipment

Plants and equipment and capitalized coal mine development costs are depreciated on a straight-line basis over their estimated useful lives. Coke and energy plant, machinery and equipment are depreciated over 25 to 30 years. All depreciation, depletion and amortization is excluded from cost of products sold and operating expenses and presented separately in the combined statements of income. Gains and losses on the disposal or retirement of fixed assets are reflected in income when the assets are sold or retired. Normal repairs and maintenance costs are expensed as incurred. Amounts incurred that extend an asset's useful life, increase its productivity or add production capacity are capitalized. Direct costs, such as outside labor, materials, internal payroll and benefits costs, incurred during the construction of a new facility are capitalized; indirect costs are not capitalized.

The Company's coal mining operations lease small parcels of land, mineral rights and coal mining rights. Substantially all of the leases are "life of mine" agreements that extend the Company's mining rights until all reserves have been recovered. These leases convey mining rights to the Company in exchange for payment of certain royalties and/or fixed fees. The lease and mineral rights are capitalized and amortized to operations as depletion expense using the units-of-production method. Only proven and probable coal reserves are included in the depletion base.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. An asset, or group of assets, are considered to be impaired when the undiscounted estimated net cash flows expected to be generated by the asset, or group of assets, are less than its carrying amount. The impairment recognized is the amount by which the carrying amount exceeds the fair market value of the impaired asset, or group of assets. The Company is currently reviewing the results of an engineering study conducted to evaluate the expected physical life of the coke ovens at its Indiana Harbor cokemaking facility. The Company believes that based on its current estimates of the undiscounted future cash flows associated with its Indiana Harbor operations, the long-lived assets are not impaired.

Investment in Brazilian Cokemaking Operations

SunCoke's investment in preferred shares of the company that owns the cokemaking facility in Vitória, Brazil that SunCoke operates under licensing and operating agreements is accounted for at cost. Income received by SunCoke from this investment, which is in the form of a dividend, is contingent upon achieving certain minimum production levels at the facility and payment is guaranteed by the parent company of the plant's owner, which is a lessee of the facility. Accordingly, the Company recognizes income from this investment when certain required production levels have been met and the amount is deemed collectible.

Income Taxes

The Company and certain subsidiaries of Sunoco are included in the consolidated federal and consolidated, combined or unitary state income tax returns filed by Sunoco. However, the provision for income taxes included in the combined statements of income and deferred income tax amounts reflected in the combined balance sheets have been determined on a theoretical separate-return basis. Any current federal and state income tax amounts under a tax-sharing arrangement are settled with Sunoco. Net operating losses and tax credit carryforwards generated on a separate-return basis may be used to offset future taxable income determined on a similar basis. Such benefits are reflected in the Company's deferred tax assets notwithstanding the fact that such losses and credits may actually have been realized on Sunoco's consolidated income tax returns. In order to recognize fully the deferred tax asset, the Company must expect to generate sufficient taxable income to utilize its temporary differences and net operating loss and tax credit carryforwards before they would expire on a separate-return basis. The Company records a valuation allowance to reduce its deferred tax assets to an amount that is more likely than not to be realized. The valuation allowance is regularly reviewed for adequacy.

The Company recognizes the financial statement effects of tax positions when it is more likely than not, based on the technical merits, that the tax positions will be sustained upon examination by the tax authorities. Benefits from tax positions that meet the more-likely-than-not recognition threshold are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interest accrued related to unrecognized tax benefits are included in interest cost and penalties accrued related to unrecognized tax benefits are included in income taxes in combined statement of income.

Retirement Benefit Liabilities

The funded status of defined benefit and postretirement benefit plans is fully recognized on the combined balance sheets. It is determined by the difference between the fair value of plan assets and the benefit obligation, with the benefit obligation represented by the projected benefit obligation for defined benefit plans and the accumulated postretirement benefit obligation for postretirement benefit plans. Actuarial gains (losses) and prior service (benefits) costs which have not yet been recognized in net income are recognized as a credit (charge) to the accumulated other comprehensive loss component of net parent investment. The credit (charge) to net parent investment, which is reflected net of related tax effects, is subsequently recognized in net income when amortized as a component of defined benefit plans and postretirement benefit plans expense. In addition, the credit (charge) may also be recognized in net income as a result of a plan curtailment or settlement.

Asset Retirement Obligations

The fair value of a liability for an asset retirement obligation is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the asset and depreciated over its remaining estimated useful life. The Company's asset retirement obligations primarily relate to costs associated with restoring land to its original state.

Shipping and Handling Costs

Shipping and handling costs are included in cost of products sold and operating expenses.

Fair Value Measurements

The Company determines the fair value of its balance sheet items that are required to be measured at fair value on a recurring basis using the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As required, the Company utilizes valuation techniques that maximize the use of observable inputs (levels 1 and 2) and minimize the use of unobservable inputs (level 3) within the fair value hierarchy established by the new guidance. The Company generally applies the "market approach" to determine fair value. This method uses pricing and other information generated by market transactions for identical or comparable assets and liabilities. Assets and liabilities are classified within the fair value hierarchy based on the lowest level (least observable) input that is significant to the measurement in its entirety.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

5. Related Party Transactions

The related party transactions with Sunoco and its affiliates are described below.

Advances from/to Affiliate

Sunoco, Inc. (R&M), a wholly owned subsidiary of Sunoco, served as a lender and borrower of funds and a clearinghouse for the settlement of receivables and payables for the Company and Sunoco and its affiliates. Amounts due to Sunoco, Inc. (R&M) for the settlement of payables, which included advances to fund capital expenditures, amounted to $864.3 million at December 31, 2010. Interest on such advances is based on short-term money market rates. The weighted-average annual interest rates used to determine interest expense for these amounts due were 1.4 percent for the first nine months of 2011 and 2010. As described in Note 9, on July 26, 2011, proceeds from debt issuances were used to repay $575 million of the advances from affiliate, and the remaining balance was treated as a contribution from Sunoco and capitalized to net parent investment.

Indiana Harbor had a $30.0 million revolving credit agreement with Sunoco, Inc. (R&M) (the "Indiana Harbor Revolver"), which was terminated in conjunction with the Separation. Borrowings amounted to $24.2 million at December 31, 2010. The interest rates for advances under the Indiana Harbor Revolver were based on the one-month London Inter-Bank Offered Rate, as quoted by Bloomberg, L.P., plus 1 percent (1.26 percent at December 31, 2010).

Interest income on advances to affiliate generated by the investment of idle funds under the clearinghouse activities described above is included in interest income—affiliate in the combined and consolidated statements of income and totaled $0.5 million and $1.4 million for the first nine months of 2011 and 2010, respectively. Interest paid to affiliates under the above borrowing arrangements is classified as interest cost—affiliate in the combined and consolidated statements of income and totaled $3.6 million and $4.4 million for the first nine months of 2011 and 2010, respectively.

Receivables/Payable from/to Affiliate

During 2002, in connection with an investment in the partnership by a third-party investor, Indiana Harbor loaned $200.0 million of excess cash to The Claymont Investment Company ("Claymont"), a then wholly owned subsidiary of Sunoco. The loan was evidenced by a note with an interest rate of 7.44 percent per annum. Interest income related to the note, which was paid quarterly, is included in interest income—affiliate in the combined and consolidated statements of income and amounted to $8.0 million and $11.1 million for the first nine months of 2011 and 2010, respectively.

In 2000, in connection with an investment in the partnership by a third-party investor, Jewell loaned $89.0 million of excess cash to Claymont. The loan was evidenced by a note with an interest rate of 8.24 percent per annum. Interest income related to the note, which was paid annually, is included in interest income—affiliate in the combined and consolidated statements of income and amounted to $4.0 million and $5.5 million for the first nine months of 2011 and 2010, respectively.

In connection with the Separation, Sunoco contributed Claymont to SunCoke Energy primarily to transfer certain intercompany receivables from and intercompany payables to SunCoke Energy, including the notes payable to Indiana Harbor and Jewell. Accordingly, these notes receivable are now receivables and payables of SunCoke Energy's subsidiaries and the balances and related interest income are now eliminated in consolidation.

The Company had a non-interest bearing payable to affiliate totaling $55.8 million at December 31, 2010. This intercompany balance represented the difference between the taxes allocated to the Company by Sunoco under a tax-sharing arrangement and the taxes recognized by the Company on a separate-return basis as reflected in the combined financial statements. In connection with the Separation, the payable to affiliate at the Separation Date was capitalized to net parent investment as discussed in the Net Parent Investment/SunCoke Energy, Inc. Stockholders' Equity section below.

Sales to Affiliate

The flue gas produced during the Haverhill cokemaking process is being utilized to generate low-pressure steam, which is being sold to the adjacent chemical manufacturing complex owned and operated by Sunoco's Chemicals business. In the third quarter of 2011, Sunoco entered into an agreement to sell this facility to Goradia Capital LLC ("Goradia"). Under this agreement, Goradia would assume Sunoco's obligations under the agreement. Such steam sales totaled $7.0 million and $6.8 million for the first nine months of 2011 and 2010, respectively.

Allocated Expenses

Prior to the Separation, amounts were allocated from subsidiaries of Sunoco for employee benefit costs of certain executives of the Company as well as for the cost associated with the participation of such executives in Sunoco's principal management incentive plans. The employee benefit costs were allocated as a percentage of the executives' actual pay, while the incentive plan costs represented the actual costs associated to the executives. Indirect corporate overhead attributable to the operations of the Company was also allocated from Sunoco. These overhead expenses incurred by Sunoco include costs of centralized corporate functions such as legal, accounting, tax, treasury, engineering, information technology, insurance and other corporate services. The allocation methods for these costs include estimates of the costs and level of support attributable to SunCoke for legal, accounting, tax, treasury, and engineering, usage and headcount for information technology and prior years' claims information and historical cost of insured assets for insurance.

Concurrent with the Separation, SunCoke Energy entered into a transition services agreement with Sunoco. Under this agreement, Sunoco provides certain services, the use of facilities and other assistance on a transitional basis to SunCoke Energy for fees which approximate Sunoco's cost of providing these services (Note 2).

The above allocations and transition services fee are included in cost of products sold and operating expenses and selling, general and administrative expenses in the combined and consolidated statements of income and totaled $5.8 million and $5.2 million for the first nine months of 2011 and 2010, respectively.

Net Parent Investment/SunCoke Energy, Inc. Stockholders' Equity

Prior to the contribution of the cokemaking and coal mining operations to SunCoke Energy, the net parent investment represented Sunoco's equity investment in the Company and reflected capital contributions and returns of capital, net income attributable to Sunoco's ownership and accumulated other comprehensive income (loss), which was all attributable to Sunoco's ownership.

In connection with the Separation, Sunoco made a capital contribution to SunCoke Energy under the terms of the Separation and Distribution Agreement which eliminated certain assets and obligations of SunCoke Energy previously reflected in its combined balance sheet. The following summarizes the impact on SunCoke Energy's combined balance sheet:

Increase (decrease) in capital contribution (dollars in thousands):

Interest receivable from affiliate	$4,732
Notes receivable from affiliate	289,000
Advances from affiliate	(487,323)
Payable to affiliate	(61,092)
Deferred income taxes (Note 6)	98,141

Net capital contribution from Sunoco	$156,542

In connection with the contribution of assets for shares of SunCoke Energy common stock, the appropriate components of the total net parent investment were capitalized to stockholders' equity.

During the third quarter of 2010, certain entities which are part of the Company made noncash distributions comprised of $535.5 million of amounts receivable from Sunoco, Inc. (R&M) as a distribution of prior years' earnings of such subsidiaries to Sunoco. The receivables, which had been offset against amounts due to Sunoco, Inc. (R&M) in the combined balance sheet, were established by prior cash deposits to Sunoco, Inc. (R&M) resulting primarily from the subsidiaries' earnings. This transaction was treated as a noncash increase in advances from affiliate and a decrease in net parent investment. Accordingly, it is not reflected in the combined statement of cash flows for the nine months ended September 30, 2010.

Guarantees and Indemnifications

For a discussion of certain guarantees that Sunoco, Inc. is providing to the current and former third-party investors of the Indiana Harbor cokemaking operations and the former third-party investors of the Jewell cokemaking facility on behalf of the Company, see Note 10.

Agreements Entered Into in Connection with the Separation and the IPO

See Note 2 for a discussion of certain agreements SunCoke Energy entered into with Sunoco in connection with the Separation and the IPO.

2. Related Party Transactions

The related party transactions with Sunoco and its affiliates are as follows:

Advances from/to Affiliate

Sunoco, Inc. (R&M), a wholly owned subsidiary of Sunoco, serves as a lender and borrower of funds and a clearinghouse for the settlement of receivables and payables for the Company and Sunoco and its affiliates. Amounts due to Sunoco, Inc. (R&M) for the settlement of payables which include advances to fund capital expenditures amounted to $864.3 and $396.1 million at December 31, 2010 and 2009, respectively. Interest on such advances is based on short-term money market rates. The weighted-average interest rates used to determine interest expense for these amounts due were 1.6, 1.6 and 4.1 percent at December 31, 2010, 2009, and 2008, respectively.

Jewell has a $10.0 million revolving credit agreement with Sunoco, Inc. (R&M) (the "Jewell Revolver"), which expires on March 1, 2012. Borrowings under the Jewell Revolver bear interest at a rate based on the ninety-day commercial paper rate as reported in the Wall Street Journal plus 0.5 percent. There were no borrowings under the Jewell Revolver at December 31, 2010 or 2009.

Jewell is also a party to an agreement with Sunoco, Inc. (R&M) under which Sunoco, Inc. (R&M) finances any deficits of the Jewell cokemaking operations in excess of $10.0 million (the "Deficit Funding Agreement"). The agreement will expire on June 30, 2015. Borrowings under the Deficit Funding Agreement bear interest at a rate equal to the prime rate plus 1 percent. There were no borrowings under the Deficit Funding Agreement at December 31, 2010 or 2009.

Indiana Harbor has a revolving credit agreement with Sunoco, Inc. (R&M) (the "Indiana Harbor Revolver"), which expires on December 31, 2011. The amount available under the agreement through June 30, 2011 is $30.0 million and from July 1, 2011 through December 31, 2011, the amount available is reduced to $20.0 million. Borrowings under the Indiana Harbor Revolver amounted to $24.2 and $13.1 million at December 31, 2010 and 2009, respectively. The interest rates for advances under the Indiana Harbor Revolver were based on the one-month London Inter-Bank Offered Rate, as quoted by Bloomberg, L.P., plus 1 percent (1.26 and 1.23 percent at December 31, 2010 and 2009, respectively).

Interest income on advances to affiliate generated by the investment of idle funds under the clearinghouse activities described above is included in interest income—affiliate in the combined statements of income and totaled $1.5, $1.8, and $5.1 million in 2010, 2009, and 2008, respectively. Interest paid to affiliates under the above borrowing arrangements is classified as interest cost—affiliate in the combined statements of income and totaled $5.4, $5.7, and $11.2 million in 2010, 2009, and 2008, respectively.

Receivables/Payable from/to Affiliate

During 2002, in connection with an investment in the partnership by a third-party investor, Indiana Harbor loaned $200.0 million of excess cash to The Claymont Investment Company ("Claymont"), a wholly owned subsidiary of Sunoco. The loan is evidenced by a note, which is due January 1, 2032 with interest receivable at a rate of 7.44 percent per annum. Interest income related to the note, which is paid quarterly, is included in interest income—affiliate in the combined statements of income and amounted to $14.9 million in 2010, 2009, and 2008.

In 2000, in connection with an investment in the partnership by a third-party investor, Jewell loaned $89.0 million of excess cash to Claymont. The loan is evidenced by a note, which is due December 31, 2020 with interest receivable at a rate of 8.24 percent per annum. Interest income related to the note, which is paid annually, is included in interest income—affiliate in the combined statements of income and amounted to $7.3 million in 2010, 2009, and 2008.

The Company has a non-interest bearing payable to affiliate totaling $55.8 and $25.0 million at December 31, 2010 and 2009. This intercompany balance represents the difference between the taxes allocated to the Company by Sunoco under a tax-sharing arrangement and the taxes recognized by the Company on a separate-return basis as reflected in the combined financial statements. The intercompany balance is settled with Sunoco when the Company realizes the allocated taxes in its current tax provision as computed under the tax-sharing arrangement.

Net Parent Investment

The net parent investment represents Sunoco's equity investment in the Company and reflects capital contributions or returns of capital, net income attributable to Sunoco's ownership and accumulated other comprehensive income (loss) which is all attributable to Sunoco's ownership.

During 2010, certain entities which are part of SunCoke made noncash distributions comprised of $535.5 million of amounts receivable from Sunoco, Inc. (R&M) as a distribution of prior years' earnings of such subsidiaries to Sunoco. The receivables, which had been offset against amounts due to Sunoco, Inc. (R&M) in the combined balance sheet, were established by prior cash deposits to Sunoco, Inc. (R&M) resulting primarily from the subsidiaries' earnings. This transaction was treated as a noncash increase in advances from affiliate and a decrease in net parent investment. Accordingly, it is not reflected in the combined statement of cash flows for the year ended December 31, 2010.

Sales to Affiliate

The flue gas produced during the Haverhill cokemaking process is being utilized to generate low-cost steam, which is being sold to the adjacent chemical manufacturing complex owned and operated by Sunoco's Chemicals business. Such steam sales totaled $9.6, $7.8, and $11.0 million in 2010, 2009, and 2008, respectively.

Allocated Expenses

Amounts were allocated from subsidiaries of Sunoco for employee benefit costs of certain executives of the Company as well as for the cost associated with the participation of such executives in Sunoco's principal management incentive plans. The employee benefit costs were allocated as percentage of the executives' actual pay while the incentive plan costs represented the actual costs associated to the executives. Indirect corporate overhead attributable to the operations of the Company has also been allocated from Sunoco. These overhead expenses incurred by Sunoco include costs of centralized corporate functions such as legal, accounting, treasury, engineering, information technology, insurance and other corporate services. The allocation methods for these costs include: estimates of the cost and level of support attributable to SunCoke for legal, accounting, treasury and engineering; usage and headcount for information technology; and prior years' claims information and historical cost of insured assets for insurance. The above allocations are included in cost of products sold and operating expenses and selling, general and administrative expenses in the combined statements of income and totaled $7.1, $6.3, and $3.7 million in 2010, 2009, and 2008 respectively.

Guarantees and Indemnifications

For a discussion of certain guarantees that Sunoco, Inc. is providing to the current third-party investors of the Indiana Harbor cokemaking operations and the former third-party investors of the Jewell cokemaking facility on behalf of the Company, see Note 10 to the combined financial statements.

Customer Concentrations	12 Months Ended
Dec. 31, 2010
Customer Concentrations [Abstract]
Customer Concentrations

3. Customer Concentrations

The Company currently sells approximately 3.6 million tons of metallurgical coke per year to its three primary customers in the United States: ArcelorMittal, U.S. Steel, and AK Steel. Substantially all of the production from the Jewell and Indiana Harbor facilities and approximately one half of the production from the Haverhill facility is sold pursuant to long-term contracts with affiliates of ArcelorMittal. The remaining balance of coke sales produced at the Haverhill facility, which commenced operations in 2008 and became fully operational in 2009, were initially sold to affiliates of OAO Severstal and then to AK Steel under long-term contracts. All coke sales from the Granite City cokemaking facility, which commenced operations in the fourth quarter of 2009, are made pursuant to a long-term contract with U.S. Steel. In addition, the licensing and operating fees, as well as preferred dividends pertaining to the Brazilian cokemaking operations, are payable to the Company under long-term contracts with a Brazilian subsidiary of ArcelorMittal.

The Company generally does not require any collateral with respect to its accounts receivable. At December 31, 2010, the Company's accounts receivable balances were primarily due from ArcelorMittal, U.S. Steel and AK Steel.

The Company is also supplying ArcelorMittal with substantially all of the coke production from the Jewell operations. Under the coke sales agreement, the Company is required to provide ArcelorMittal with up to 710 thousand tons of coke annually. Prior to the restructuring of this contract (see below), the term of that agreement ran through September 2020 (concurrent with the term of the Haverhill agreement with ArcelorMittal). Under the agreement, coke was being supplied on a take-or-pay basis through October 2012, and thereafter was to be adjusted annually and based upon the projected annual coke requirements of ArcelorMittal above certain fixed thresholds.

Production from the Indiana Harbor facility is sold and delivered principally to ArcelorMittal's Indiana Harbor Works steel plant, which is adjacent to the Indiana Harbor cokemaking facility. The coke sales agreement requires the Company to provide ArcelorMittal with 1.22 million tons of coke annually on a take-or-pay basis.

The Company is supplying approximately 550 thousand tons per year of coke from its Haverhill plant to affiliates of ArcelorMittal. Prior to the restructuring of this contract (see below), coke was being supplied to affiliates of ArcelorMittal on a take-or-pay basis through September 2012, and thereafter was to be adjusted annually and based upon the projected annual coke requirements of ArcelorMittal above certain fixed thresholds through October 2020. The coke price under the coke agreement at Haverhill with affiliates of ArcelorMittal reflects the pass through of coal and transportation costs, all applicable taxes (excluding property and income taxes), and coke transportation costs, as well as an operating cost component and fixed cost component. ArcelorMittal is entitled to receive under the Haverhill agreement, as a credit to the price of coke, an amount representing a percentage of the realized value of certain applicable nonconventional fuels tax credits, to the extent such credits are available.

Beginning in July 2009, ArcelorMittal initiated legal proceedings challenging the prices charged to ArcelorMittal under the Jewell coke purchase agreement. In August 2010, ArcelorMittal presented the Company with additional bases for challenging the prices charged for coke produced at the Jewell facility as well as its Haverhill facility and also presented its notice of intent to arbitrate outstanding issues relating to the Indiana Harbor facility, including, among other things, the prices charged for coke produced at that facility. The Company and ArcelorMittal participated in court ordered mediation in January 2011 which resulted in a commercial resolution of the litigation. The parties agreed to amend the Jewell and Haverhill coke supply agreements effective January 1, 2011 to eliminate the fixed coal cost adjustment factor in the Jewell agreement and increase the operating cost and fixed fee components payable to the Company under both agreements. The parties also agreed that the take-or-pay provisions of these coke sales agreements would remain in effect through the end of the terms of these agreements in December 2020. This extension provides the Company a guaranteed outlet for this coke production through 2020. If the amendments to the Jewell and Haverhill agreements had been in place during 2010, the Company's pretax income would have been reduced by approximately $60 million (unaudited). In February 2011, ArcelorMittal and the Company also entered into a settlement agreement to resolve the Indiana Harbor arbitration claims. The Indiana Harbor settlement will not significantly impact the Company's future income.

The Company is the operator of a cokemaking facility in Vitória, Brazil and has preferred stock investment of $41.0 million in the project company that owns the Vitória facility. The Company is the sole subscriber of preferred shares. The project company is a VIE for which the Company is not the primary beneficiary. As such, the Company does not include the project company's accounts in its combined financial statements. Originally, under a series of agreements with the local project company, in which ArcelorMittal Brasil ("AMB") is the major shareholder, AMB agreed to purchase all of the coke and steam produced at the cokemaking facility under a long-term tolling agreement and the Company agreed to operate the cokemaking facility through 2023 and receive fees for operating the plant as well as for the licensing of the Company's proprietary technology. The Company is also entitled to a $9.5 million annual dividend for its preferred stock investment until 2023. Receipt of the dividend generally requires that certain minimum production levels are achieved at the facility. Dividend income of $9.5 million was recognized in the second quarter of 2009 when it was determined that amounts attributable to 2008 were realizable. An additional dividend of $9.5 million was recognized in the fourth quarters of 2010 and 2009. There was no dividend income recognized in 2008. These amounts are included in other income, net, in the combined statements of income. In addition, AMB and the Company have a call and put option, respectively, on the Company's investment in the project company, which can be exercised in 2024. The option price is $41.0 million, the amount of SunCoke's investment, plus any unpaid dividends and related interest. In the fourth quarter of 2009, the commercial and investment structure was modified to allow the local project company to lease the coke facility to AMB rather than enter into a long-term tolling agreement for coke. As part of this restructuring, the long-term operating agreement with the Company was assigned and restated with AMB and AMB has guaranteed the dividend payable by the local project company to SunCoke.

Coke sales to ArcelorMittal and licensing and operating fees from AMB, in total, accounted for 69, 84 and 92 percent, for the years ended December 31, 2010, 2009 and 2008, respectively, of the Company's total revenues.

In February 2008, the Company entered into an agreement with U.S. Steel under which the Company would build, own and operate a 650 thousand tons-per-year cokemaking facility adjacent to U.S. Steel's steelmaking facility in Granite City, IL. Construction of this facility was completed in the fourth quarter of 2009. In connection with this agreement, U.S. Steel has agreed to purchase, over a 15-year period, such coke production as well as the steam generated from the heat recovery cokemaking process at this facility.

In connection with the expansion of the Haverhill facility, the Company entered into coke purchase agreements with affiliates of OAO Severstal. Under these coke sales agreements, the affiliates of OAO Severstal agreed to purchase on a take-or-pay basis, over a 15-year period, 550 thousand tons per year from the facility. In August 2009, the Company entered into a 12-year coke sales agreement and companion energy sales agreement with AK Steel, which replaced the take-or-pay contract with the affiliates of OAO Severstal effective September 1, 2009 and January 1, 2010, respectively. Under the new agreement, AK Steel had a limited purchase obligation of 13.5 thousand tons of coke for 2009, and beginning January 1, 2010, AK Steel is required to purchase all 550 thousand tons of coke per year from this facility. In addition, under the energy sales agreement, AK Steel began purchasing 50 percent of the electricity produced at the associated cogeneration power plant in May 2010. These contracts are subject to early termination by AK Steel after November 2014 under limited circumstances provided AK Steel has given at least two years notice of its intention to terminate and certain other conditions are met.

In March 2008, the Company entered into an agreement with AK Steel under which the Company will build, own and operate a cokemaking facility and associated cogeneration power plant adjacent to AK Steel's Middletown, OH steelmaking facility. The Company has obtained the necessary permits to build and operate the plant, although some of them have been appealed. Management believes that any risks have been sufficiently mitigated and construction of the facility is proceeding. These facilities are expected to cost in aggregate approximately $410 million and be completed in the fourth quarter of 2011. The plant is expected to produce approximately 550 thousand tons of coke per year and, on average, 44 megawatts of power per hour. In connection with this agreement, AK Steel has agreed to purchase, over a 20-year period, all of the coke and available electrical power from these facilities. Expenditures through December 31, 2010 for the construction of this facility totaled $242.2 million.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

6. Income Taxes

The Company and certain subsidiaries of Sunoco are included in the consolidated federal and certain consolidated, combined or unitary state income tax returns filed by Sunoco. However, the provisions for income taxes included in the combined and consolidated statements of income have been determined on a theoretical separate-return basis. Prior to the Separation Date, any current federal and state income tax amounts were settled with Sunoco under a previous tax-sharing arrangement. Also under this previous arrangement, net operating losses and tax credit carryforwards generated on a separate-return basis could be used to offset future taxable income determined on a similar basis. Such benefits were reflected in the Company's deferred tax assets notwithstanding the fact that such losses and credits may actually have been realized on Sunoco's consolidated income tax returns.

On the Separation Date, SunCoke Energy and Sunoco entered into new a tax sharing agreement that governs the parties' respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. In general, under the tax sharing agreement:

•

With respect to any periods ending at or prior to the Distribution, SunCoke Energy is responsible for any U.S. federal income taxes and any U.S. state or local income taxes reportable on a consolidated, combined or unitary return, in each case, as would be applicable to SunCoke Energy as if it filed tax returns on a standalone basis. With respect to any periods beginning after the Distribution, SunCoke Energy will be responsible for any U.S. federal, state or local income taxes of it or any of its subsidiaries.

•

Sunoco is responsible for any income taxes reportable on returns that include only Sunoco and its subsidiaries (excluding SunCoke Energy and its subsidiaries), and SunCoke Energy is responsible for any income taxes filed on returns that include only it and its subsidiaries.

•

Sunoco is responsible for any non-income taxes reportable on returns that include only Sunoco and its subsidiaries (excluding SunCoke Energy and its subsidiaries), and SunCoke Energy is responsible for any non-income taxes filed on returns that include only it and its subsidiaries.

SunCoke Energy is generally not entitled to receive payment from Sunoco in respect of any of SunCoke Energy's tax attributes or tax benefits or any reduction of taxes of Sunoco. Moreover, Sunoco is generally entitled to refunds of income taxes with respect to periods ending at or prior to the Distribution. If SunCoke Energy realizes any refund, credit or other reduction in otherwise required tax payments in any period beginning after the Distribution as a result of an audit adjustment resulting in taxes for which Sunoco would otherwise be responsible, then, subject to certain exceptions, SunCoke Energy must pay Sunoco the amount of any such taxes for which Sunoco would otherwise be responsible. Further, if any taxes result to Sunoco as a result of a reduction in SunCoke Energy's tax attributes for a period ending at or prior to the Distribution pursuant to an audit adjustment (relative to the amount of such tax attribute reflected on Sunoco's tax return as originally filed), then, subject to certain exceptions, SunCoke Energy is generally responsible to pay Sunoco the amount of any such taxes.

SunCoke Energy has also agreed to certain restrictions that are intended to preserve the tax-free status of the contribution and the Distribution. These covenants include restrictions on SunCoke Energy's issuance or sale of stock or other securities (including securities convertible into our stock but excluding certain compensatory arrangements), and sales of assets outside the ordinary course of business and entering into any other corporate transaction which would cause SunCoke Energy to undergo a 50 percent or greater change in its stock ownership.

SunCoke Energy has generally agreed to indemnify Sunoco and its affiliates against any and all tax-related liabilities incurred by them relating to the contribution or the Distribution to the extent caused by an acquisition of SunCoke Energy's stock or assets, or other of its actions. This indemnification applies even if Sunoco has permitted SunCoke Energy to take an action that would otherwise have been prohibited under the tax-related covenants as described above.

Under the new tax sharing agreement, certain deferred tax benefits attributable to tax loss and credit carry forwards and other deferred tax assets which had been reflected in SunCoke Energy's balance sheets prior to the Separation Date on a standalone basis will no longer be realizable by SunCoke Energy. Accordingly, deferred tax benefits totaling $98.1 million were eliminated from the deferred income tax balance with a corresponding reduction in the net capital contribution from Sunoco recorded by SunCoke Energy in connection with the contribution of Sunoco's cokemaking and coal mining operations to SunCoke Energy.

The following table sets forth the deferred income tax benefits which were removed from SunCoke Energy's deferred income tax balance (dollars in thousands):

Nonconventional fuel credit carryforward	$54,198
Gasification investment tax credit carryforward	40,663
Federal tax credit carryforward	2,694
State tax credit carryforward, net of federal income tax effects	586

$98,141

SunCoke Energy's tax provisions continue to be determined on a theoretical separate-return basis subsequent to the effectiveness of the new tax sharing agreement. To the extent any tax assets or liabilities computed on this basis differ from amounts actually payable or realizable under the provisions of the new tax sharing agreement, adjustments to the tax assets and liabilities will be reflected as a dividend to or capital contribution from Sunoco when such amounts have been effectively settled under the terms of the tax sharing agreement. SunCoke Energy's tax provisions continue to be determined on a theoretical separate-return basis subsequent to the effectiveness of the new tax sharing agreement. To the extent any tax assets or liabilities computed on this basis differ from amounts actually payable or realizable under the provisions of the new tax sharing agreement, adjustments to the tax assets and liabilities will be reflected as a dividend to or capital contribution from Sunoco when such amounts have been effectively settled under the terms of the tax sharing agreement. As of September 30, 2011, SunCoke Energy estimates that there are approximately $112.0 million in deferred tax benefits that may not be realized by SunCoke Energy. These benefits will continue to be reflected in SunCoke Energy's balance sheet until it is determined pursuant to the terms of the tax sharing agreement that such benefits are not subject to allocation to SunCoke Energy and hence will not be realizable in its standalone tax filings.

The reconciliation of the income tax expense at the U.S. statutory rate to the income tax expense is as follows:

	Nine Months Ended September 30
	2011	2010
	(Dollars in thousands)
Income tax expense at U.S. statutory rate of 35 percent	$21,516	$60,374
Increase (reduction) in income taxes resulting from:
Loss (income) attributable to noncontrolling interests(1)	429	(3,663)
Nonconventional fuel credit	(13,689)	(16,685)
State and other income taxes, net of federal income tax effects	1,804	3,341
Percentage depletion	(1,692)	—
Manufacturers' deduction	2,699	(2,678)
Other	(974)	577

	$10,093	$41,266

(1)	No income tax expense (benefit) is reflected in the combined and consolidated statements of income for partnership income (loss) attributable to noncontrolling interests.

4. Income Taxes

The components of income tax expense are as follows:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Income taxes currently payable (receivable):
U.S. federal	$23,660	$(10,263)	$11,565
State	5,220	13,003	9,487
Foreign	2,636	2,818	2,461

	31,516	5,558	23,513

Deferred tax (benefit):
U.S. federal	14,780	15,056	15,557
State	646	118	(939)

	15,426	15,174	14,618

	$46,942	$20,732	$38,131

The reconciliation of the income tax expense at the U.S. statutory rate to the income tax expense is as follows:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Income tax expense at U.S. statutory rate of 35 percent	$67,637	$81,189	$59,872
Increase (reduction) in income taxes resulting from:
Income attributable to noncontrolling interests(1)	(2,487)	(7,543)	(6,660)
Nonconventional fuel credit	(19,044)	(19,299)	(15,727)
Gasification investment tax credit (2)	—	(40,663)	—
State and other income taxes, net of federal income tax effects	3,813	8,529	5,556
Percentage depletion	—	(517)	(1,192)
Manufacturers' deduction	(2,834)	—	(2,574)
Other	(143)	(964)	(1,144)

	$46,942	$20,732	$38,131

(1)	No income tax expense is reflected in the combined statements of income for partnership income attributable to noncontrolling interests.
(2)	Recognized under the flow-through method of accounting for investment tax credits.

During 2010, the Company recognized a current year deferred tax benefit of $19.0 million attributable to a nonconventional fuel tax credit carryforward and utilized nonconventional fuel tax credit carryforwards generated from 2004 through 2006 of $9.8 million. During 2009, the Company recognized tax credit carryforward benefits of $60.0 million attributable to the nonconventional fuel credit and the gasification investment tax credit.

The tax effects of temporary differences that comprise the net deferred income tax liability are as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Deferred tax assets:
Retirement benefit liabilities	$17,654	$32,285
Black lung benefit liabilities	10,068	9,071
Nonconventional fuel credit carryforward(1)	73,242	63,997
Gasification investment tax credit carryforward(1)	40,663	40,663
Federal tax credit carryforward(2)	2,694	4,877
Foreign tax credit carryforward	—	3,831
State tax credit carryforward, net of federal income tax effects	4,857	3,774
State net operating loss carryforward, net of federal income tax effects	—	2,034
Other liabilities not yet deductible	11,622	10,996
Other	1,006	1,024

	161,806	172,552

Deferred tax liabilities:
Properties, plants and equipment	(245,375)	(218,193)
Investment in partnerships	(1,221)	(9,937)

	(246,596)	(228,130)

Net deferred income tax liability	$(84,790)	$(55,578)

(1)

Nonconventional fuel credit and gasification investment tax credit carryforwards would expire on a separate-return basis from 2026 through 2030. These credits have already been or are expected to be utilized by Sunoco on its consolidated income tax return.

(2)	The federal tax credit carryforward represents an alternative minimum tax (AMT) credit carryforward. This credit has already been utilized by Sunoco on its consolidated income tax return.

The net deferred income tax liability is classified in the combined balance sheets as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Current asset	$1,140	$—
Current liability	—	(534)
Noncurrent liability	(85,930)	(55,044)

	$(84,790)	$(55,578)

Cash payments (refunds), including settlements, for income taxes as required under the tax-sharing arrangement with Sunoco amounted to $32.4, $(6.1), and $25.2 million in 2010, 2009, and 2008, respectively.

Sunoco's consolidated federal income tax returns which include SunCoke have been examined by the Internal Revenue Service for all years through 2006. State and foreign income tax returns are generally subject to examination for a period of three to five years after the filing of the respective returns. The state impact of any amended federal returns remains subject to examination by various states for a period of up to one year after formal notification of such amendments to the states. There are no outstanding controversies applicable to SunCoke which would require recognition of a liability for unrecognized tax benefits at December 31, 2010 and the Company has recorded no liabilities for unrecognized tax benefits, interest or penalties during the years ended December 31, 2010, 2009 and 2008. The Company does not expect that any unrecognized tax benefits pertaining to income tax matters will be required in the next twelve months.

Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories

7. Inventories

The Company's inventory consists of metallurgical coal, which is the principal raw material for the Company's cokemaking operations, and coke, which is the finished good sold by the Company to its customers, and materials, supplies and other.

These components of inventories were as follows:

	September 30, 2011	December 31, 2010
	(Dollars in thousands)
Coal	$148,322	$68,659
Coke	9,184	13,152
Materials, supplies and other	28,701	24,799
Consigned coke inventory	36,229	—

	$222,436	$106,610

The increase in coal inventory at September 30, 2011 was due in part to a $12.5 million increase related to the start-up of Middletown operations and a $62.7 million increase in the Other Domestic Coke segment. Approximately $50 million of the increase in Other Domestic Coke inventory was due to higher coal inventory volumes with the remainder of the increase due to coal price increases. The increase in coal inventory volumes is a result of make-up purchases made in the third quarter of 2011 in response to force majeure events from multiple coal suppliers experienced in the first and second quarters of 2011.

During the first quarter of 2011, the Company estimated that Indiana Harbor would fall short of its 2011 annual minimum coke production requirements by approximately 122,000 tons. To meet this anticipated volume shortfall, the Company entered into agreements to procure the coke from third parties. However, the coke prices in the purchase agreements exceeded the sales price in the Company's contract with ArcelorMittal. This resulted in an estimated loss on firm purchase commitments of $18.5 million ($12.2 million attributable to net parent investment and $6.3 million attributable to noncontrolling interests), which was recorded during the first quarter of 2011. The Company procured approximately 133,000 tons of coke under the third party agreements. In the second quarter of 2011, the Company sold 38,000 tons to ArcelorMittal.

Operational improvements at Indiana Harbor resulting from recent maintenance and repairs at this facility have increased production since the first quarter and the Company now anticipates coke production at Indiana Harbor will be sufficient to meet its contractual requirements with ArcelorMittal. In the second quarter, the Company recorded a lower of cost or market adjustment of $1.2 million ($0.8 million attributable to net parent investment and $0.4 million attributable to noncontrolling interests) on the purchased coke. In the third quarter of 2011, the Company entered into an agreement to sell approximately 95,000 tons of such coke to a customer on a consignment basis that will expire on the earlier of July 31, 2012 or full consumption of, and payment for, the coke. If, after July 31, 2012, the customer has not consumed all of the consigned coke, the Company will remove any of the remaining coke from the customer's facility and will be entitled to collect a commitment removal fee.

5. Inventories

The Company's inventory consists of metallurgical coal, which is the principal raw material for the Company's cokemaking operations, and coke, which is the finished good sold by the Company to its customers, and materials, supplies and other.

These components of inventories were as follows:

	December 31
	2010	2009
	(Dollars in thousands)
Coal	$68,659	$63,478
Coke	13,152	23,814
Materials, supplies and other	24,799	19,287

	$106,610	$106,579

Properties, Plants And Equipment, Net	12 Months Ended
Dec. 31, 2010
Properties, Plants And Equipment, Net [Abstract]
Properties, Plants And Equipment, Net

6. Properties, Plants and Equipment, Net

The components of net properties, plants and equipment were as follows:

	December 31
	2010(1)	2009
	(Dollars in thousands)
Coke and energy plant, machinery and equipment	$1,037,046	$1,024,220
Mining plant, machinery and equipment	120,205	107,213
Land and land improvements	56,588	52,492
Lease and mineral rights	12,642	12,458
Construction-in-progress	263,114	84,868
Other	27,186	22,761

Gross investment, at cost	1,516,781	1,304,012
Less: Accumulated depreciation, depletion and amortization	(336,573)	(291,241)

Total properties, plants and equipment, net	$1,180,208	$1,012,771

(1)

Includes assets, consisting mainly of coke and energy plant, machinery and equipment, with a gross investment totaling $544.8 million and accumulated depreciation of $118.4 million at December 31, 2010 which are subject to long-term contracts to sell metallurgical coke and are deemed to contain operating leases.

Asset Retirement Obligations	12 Months Ended
Dec. 31, 2010
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations

7. Asset Retirement Obligations

The Company's asset retirement obligations arise from the Federal Surface Mining Control and Reclamation Act of 1977 and similar state statutes, which require that mine property be restored in accordance with specified standards and an approved reclamation plan. The Company also has asset retirement obligations related to the remediation of certain contractual obligations including the retirement and removal of long-lived assets from certain properties. We do not have any unrecorded asset retirement obligations.

The following table provides a reconciliation of changes in the asset retirement obligation during each period:

Balance at January 1, 2009	$6,380
Liabilities incurred(1)	3,964
Liabilities settled	(401)
Accretion expense(2)	399
Revisions in estimated cash flows	(46)

Balance at December 31, 2009	$10,296

Liabilities incurred	—
Liabilities settled	(43)
Accretion expense(2)	695
Revisions in estimated cash flows	66

Balance at December 31, 2010	$11,014

(1)	Includes $3.7 million associated with the Granite City cokemaking facility placed into service in 2009.
(2)	Included in cost of products sold and operating expenses.

Retirement Benefits Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Retirement Benefits Plans [Abstract]
Retirement Benefits Plans

8. Retirement Benefits Plans

Defined Benefit Pension Plan and Postretirement Health Care and Life Insurance Plans

The Company has a noncontributory defined benefit pension plan ("defined benefit plan"), which provides retirement benefits for certain of its employees. The Company also has plans which provide health care and life insurance benefits for all of its retirees ("postretirement benefit plans"). The postretirement benefit plans are unfunded and the costs are borne by the Company.

Effective January 1, 2011, pension benefits under the Company's defined benefit plan were frozen for all participants in this plan. The Company also amended its postretirement benefit plans during the first quarter of 2010. Postretirement medical benefits for its future retirees were phased out or eliminated, effective January 1, 2011, for non-mining employees with less than ten years of service and employer costs for all those still eligible for such benefits were capped. As a result of these changes to its postretirement benefit plans, the Company's postretirement benefit liability declined $36.7 million during 2010. Most of the benefit of this liability reduction is being amortized into income through 2016. The Company's pension plan assets are currently invested in a trust with the assets of other pension plans of Sunoco and shall be separated from the Sunoco trust no later than the distribution date, as defined by the Separation and Distribution Agreement described in Note 2. Upon separation of the SunCoke Energy plan assets from the Sunoco trust, such assets shall be transferred to a newly formed trust or funding arrangements established for such plan in accordance with the directions of the applicable plan sponsor or fiduciary.

Defined benefit plan (benefit) expense consisted of the following components:

	Nine Months Ended September 30
	2011	2010
	(Dollars in thousands)
Service cost	$—	$375
Interest cost on benefit obligations	1,122	1,197
Expected return on plan assets	(1,815)	(1,653)
Amortization of actuarial losses	426	492

	$(267)	$411

Postretirement benefit plans (benefit) expense consisted of the following components:

	Nine Months Ended September 30
	2011	2010
	(Dollars in thousands)
Service cost	$255	$615
Interest cost on benefit obligations	1,551	2,443
Amortization of:
Actuarial losses	1,020	1,465
Prior service benefit	(4,212)	(3,262)
Curtailment gain	—	(724)

	$(1,386)	$537

8. Retirement Benefits Plans

Defined Benefit Pension Plan and Postretirement Health Care and Life Insurance Plans

The Company has a noncontributory defined benefit pension plan ("defined benefit plan"), which provides retirement benefits for certain of its employees. The Company also has plans which provide health care and life insurance benefits for all of its retirees ("postretirement benefit plans"). The postretirement benefit plans are unfunded and the costs are borne by the Company.

Effective January 1, 2011, pension benefits under the Company's defined benefit plan will be frozen for all participants in this plan. The Company also amended its postretirement benefit plans during the first quarter of 2010. Postretirement medical benefits for its future retirees will be phased out or eliminated, effective January 1, 2011, for non-mining employees with less than ten years of service and employer costs for all those still eligible for such benefits will be capped. As a result of these changes to its postretirement benefit plans, the Company's postretirement benefit liability declined $36.7 million. Most of the benefit of this liability reduction will be amortized into income through 2016. The Company's pension plan assets are currently invested in a trust with the assets of other pension plans of Sunoco.

Defined benefit plan expense (benefit) consisted of the following components:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Service cost	$499	$458	$347
Interest cost on benefit obligations	1,596	1,635	1,650
Expected return on plan assets	(2,203)	(1,683)	(2,571)
Amortization of:
Actuarial losses	655	866	—
Prior service cost	—	—	40

	$547	$1,276	$(534)

Postretirement benefit plans expense consisted of the following components:

	Years Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Service cost	$707	$1,570	$1,333
Interest cost on benefit obligations	3,091	4,700	4,661
Amortization of:
Actuarial losses	2,057	1,290	1,332
Prior service benefit	(4,752)	(1,555)	(1,555)

	1,103	6,005	5,771
Curtailment gain	(724)	—	—

	$379	$6,005	$5,771

Amortization of actuarial losses for 2011 is estimated at $0.6 million for the defined benefit plan. Amortization of actuarial losses and prior service benefit for 2011 is estimated to be $1.4 and $(5.6) million, respectively, for postretirement benefit plans.

Defined benefit plan and postretirement benefit plans expense (benefit) is determined using actuarial assumptions as of the beginning of the year or using weighted-average assumptions when curtailments, settlements, and/or other events require a plan remeasurement. The following assumptions were used to determine defined benefit plan and postretirement benefit plans expense (benefit):

	Defined Benefit Plan			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Discount Rate	5.60%	6.00%	6.20%	5.30%	6.05%	6.30%
Long-term expected rate of return on plan assets	8.25%	8.25%	8.25%	—	—	—

The long-term expected rate of return on plan assets was estimated based on a variety of factors including the historical investment return achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and fixed income securities.

The following amounts were recognized as components of other comprehensive income (loss) for the years ended December 31, 2010, 2009, and 2008:

	Defined Benefit Plan			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
	(Dollars in thousands)
Reclassifications to earnings of:
Actuarial loss amortization	$655	$866	$—	$1,873	$1,290	$1,332
Prior service cost (benefit) amortization	—	—	40	(5,292)	(1,555)	(1,555)
Retirement benefit plan funded status adjustments:
Actuarial gains (losses)	238	2,188	(11,430)	7,432	(6,564)	2,577
Prior service benefit	—	—	—	31,273	—	—

	$893	$3,054	$(11,390)	35,286	$(6,829)	$2,354

The following tables set forth the components of the changes in benefit obligations and fair value of plan assets during 2010 and 2009 as well as the funded status at December 31, 2010 and 2009:

	Defined Benefit Plan		Postretirement Benefit Plans
	2010	2009	2010	2009
	(Dollars in thousands)
Benefit obligations at beginning of year(1)	$29,037	$27,851	$85,161	$75,999
Service cost	499	458	707	1,570
Interest cost	1,596	1,635	3,091	4,700
Actuarial losses (gains)	1,778	1,029	(5,603)	6,564
Plan Amendments	—	—	(31,273)	—
Curtailments	—	—	(1,829)	—
Benefits paid	(1,966)	(1,936)	(3,415)	(3,672)

Benefit obligations at end of year(1)	$30,944	$29,037	$46,839	$85,161

Fair value of plan assets at beginning of year(2)	$24,645	$21,381
Actual income (loss) on plan assets	4,219	4,900
Employer contribution	3,491	300
Benefits paid from plan assets	(1,966)	(1,936)

Fair value of plan assets at end of year(2)	$30,389	$24,645

Funded status at end of year(3)	$(555)	$(4,392)	$(46,839)	$(85,161)

(1)

Represents both the accumulated benefit obligation and the projected benefit obligation for the defined benefit plan and the accumulated postretirement benefit obligations ("APBO") for the postretirement benefit plans.

(2)	There are no plan assets invested in Sunoco, Inc. common stock at December 31, 2009 (see below).
(3)

Represents retirement benefit liabilities (including current portion) in the combined balance sheets. The current portion of retirement liabilities, which totaled $4.6 million at December 31, 2010 and 2009, is classified in accrued liabilities in the combined balance sheets.

In 2010, the Company contributed $3.5 million to its defined benefit plan consisting of $1.0 million in cash and approximately 99 thousand shares of Sunoco common stock which was purchased from Sunoco. It is expected that the Sunoco common stock contributed to the plans will be liquidated over a period of approximately two years by an independent investment manager and reinvested in accordance with the targeted investment allocation of the plans.

The following table sets forth the cumulative amounts not yet recognized in net income at December 31, 2010 and 2009:

	Defined Benefit Plan		Postretirement Benefit Plans
	2010	2009	2010	2009
	(Dollars in thousands)
Cumulative amounts not yet recognized in net income:
Actuarial losses	$10,168	$11,061	$16,026	$25,331
Prior service benefits	—	—	(29,576)	(3,595)

Accumulated other comprehensive (income) loss (before related tax benefit)	$10,168	$11,061	$(13,550)	$21,736

The following table sets forth the plan assets in the funded defined benefit plan measured at fair value, by input level, at December 31, 2010 and 2009:

	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
	2010	2009	2010	2009	2010	2009	2010	2009
	(Dollars in thousands)
Equity securities:
Sunoco, Inc. common stock	$1,978	$—	$—	$—	$—	$—	$1,978	$—
Domestic	2,404	2,082	—	52	—	—	2,404	2,134
International	161	158	—	—	—	—	161	158
Fixed income securities:
Government and Federal-sponsored agency obligations	2,043	2,333	—	—	—	—	2,043	2,333
Corporate and other debt	—	—	7,594	3,939	—	—	7,594	3,939
Mutual and collective trust funds:
Equity securities:
Domestic	1,193	1,213	4,509	4,732	—	—	5,702	5,945
International	1,442	1,255	3,997	3,658	—	—	5,439	4,913
Fixed income securities:
Government and Federal-sponsored agency obligations	—	—	—	1,408	—	—	—	1,408
Corporate and other debt instruments	—	—	1,816	1,082	—	—	1,816	1,082
Private equity investments	—	—	—	—	2,304	1,687	2,304	1,687
Cash and cash equivalents (1)	948	1,046	—	—	—	—	948	1,046

	$10,169	$8,087	$17,916	$14,871	$2,304	$1,687	$30,389	$24,645

(1)	Substantially all of these funds are held in connection with fixed income investment strategies

The following table sets forth the change in fair value for plan assets measured using significant unobservable inputs (level 3):

	2010	2009
	(Dollars in thousands)
Balance at the beginning of the year	$1,687	$1,783
Actual loss on plan assets:
Assets held at end of year	382	(214)
Assets sold during the year	—	—
Purchases and sales, net	235	118

Balance at the end of the year	$2,304	$1,687

Investments in equity and fixed income securities that are publicly traded are valued at the closing market prices on the last business day of the year. Other equity and fixed income securities are generally valued using other observable inputs to estimate fair value on the last business day of the year. Investments in mutual funds and collective trust funds are primarily based on the closing market price of the assets held in the funds on the last business day of the year.

The asset allocations attributable to the defined benefit plan at December 31, 2010 and 2009 and the target allocation of plan assets for 2011 (excluding the Sunoco common stock contributed in early 2010), by asset category, are as follows (in percentages):

		December 31
	2011 Target	2010	2009
Asset category:
Equity securities	50%	52%	53%
Fixed income securities(1)	45	41	40
Private equity investments	5	7	7

Total	100%	100%	100%

(1)	Includes cash and cash equivalents which are held to manage duration in connection with fixed income investment strategies.

The investment strategy of the Company's defined benefit plan is to achieve consistent positive returns, after adjusting for inflation, and to maximize long-term total return within prudent levels of risk through a combination of income and capital appreciation. During 2009, a shift in the targeted investment mix was approved which is resulting in a reallocation of 10 percent of plan assets from equity securities to fixed income securities. In addition, the duration of the fixed income portfolio will be increased to better match the duration of the plan obligations. The objective of this strategy change is to reduce the volatility of investment returns, funded status of the plan and required contributions.

The expected benefit payments through 2020 for the defined benefit plan and postretirement benefit plans are as follows:

	Defined Benefit Plan	Postretirement Benefit Plans(1)
	(Dollars in thousands)
Year ending December 31:
2011	$2,173	$4,748
2012	$2,172	$4,926
2013	$2,171	$5,186
2014	$2,185	$4,928
2015	$2,190	$4,580
2016 through 2020	$10,839	$18,786

(1)	Net of premiums paid by participants and before total expected reimbursements of $2.4 million from 2011 through 2020 under the Medicare Prescription Drug Act of 2003.

The measurement date for the Company's defined benefit plan and postretirement benefit plans is December 31. The following discount rates were used at December 31, 2010 and 2009 to determine benefit obligations for the plans (in percentages):

	Defined Benefit Plan		Postretirement Benefit Plans
	2010	2009	2010	2009
Discount rate	5.00%	5.60%	4.60%	5.75%

The health care cost trend assumption used at December 31, 2010 to compute the APBO for the postretirement benefit plans was an increase of 7.75 percent (8.25 percent at December 31, 2009), which is assumed to decline gradually to 5.00 percent in 2017 and to remain at that level thereafter. A one-percentage point change each year in assumed health care cost trend rates would have the following effects at December 31, 2010:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(Dollars in thousands)
Effect on total of service and interest cost components of postretirement benefits expense	$13	$(13)
Effect on APBO	$152	$(153)

Defined Contribution Plans

The Company has defined contribution plans which provide retirement benefits for certain of its employees. The Company's contributions, which are principally based on the Company's pretax income and the aggregate compensation levels of participating employees and are charged against income as incurred, amounted to $1.8, $2.1, and $3.1 million in 2010, 2009, and 2008, respectively.

Black Lung Benefit Obligations	12 Months Ended
Dec. 31, 2010
Black Lung Benefit Obligations [Abstract]
Black Lung Benefit Obligations

9. Black Lung Benefit Obligations

The Company is responsible for making pneumoconiosis ("black lung") benefit payments to certain of its employees and former employees (and their dependents). Such payments are for claims under Title IV of the Federal Coal Mine Health and Safety Act of 1969 and subsequent amendments, as well as for black lung benefits provided in the states of Virginia, Kentucky and West Virginia pursuant to workers' compensation legislation. The Company acts as a self-insurer for both state and federal black lung benefits and adjusts the Company's accrual each year based upon actuarial calculations of the Company's expected future payments for these benefits. For the years ended December 31, 2010, 2009 and 2008, the discount rate used to calculate the period end liability was 5.00, 6.00 and 6.20 percent, respectively. The estimated liability recognized in the Company's financial statements at December 31, 2010 and 2009 was $26.6 and $24.1 million, respectively. Charges against income for black lung benefits amounted to $4.8, $0.7, and $3.1 million during 2010, 2009, and 2008, respectively.

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Act") were signed into law. The Act, among other things, amended previous legislation pertaining to black lung benefits available to certain of the Company's current and former employees and their surviving spouses. The estimated impact of the Act has been recognized in the Company's financial statements at December 31, 2010. The Company has considered the impact of the Act, and while trend rates are not yet available, the population of potentially affected individuals is such that any incremental liability would be immaterial.

Commitments And Contingent Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities

10. Commitments and Contingent Liabilities

The Company is subject to indemnity agreements with current and former third-party investors of Indiana Harbor and Jewell related to certain tax benefits that they earned as limited partners. Based on the partnership's statute of limitations, as well as published filings of the limited partners, the Company believes that tax audits for years 2006 and 2007, relating to tax credits of approximately $53 million, may be still open for the limited partners and subject to examination. As of September 30, 2011, the Company has not been notified by the limited partners that any items subject to the indemnification are under examination and further believes that the potential for any claims under the indemnity agreements is remote. Sunoco, Inc. also guarantees SunCoke Energy's performance under the indemnification to the current third party investor of Indiana Harbor and the former investor at Jewell. On September 30, 2011, concurrent with SunCoke Energy's purchase of the 19 percent ownership interest from one of the Indiana Harbor limited partners, Sunoco, Inc. was released of its guarantee to the former Indiana Harbor partner of SunCoke Energy's performance under this indemnification. SunCoke Energy has assumed this guarantee.

On March 24, 2011, the Company received a demand notice from the United States Environmental Protection Agency ("EPA") assessing a civil penalty for alleged Clean Air Act violations at the Haverhill, Ohio and Granite City, Illinois plants. At this stage, negotiations are ongoing and the Company is unable to estimate a range of reasonably possible loss. The Company does not believe any probable loss would be material to its cash flows, financial position or results of operations.

The Company is a party to certain other pending and threatened claims. Although the ultimate outcome of these claims cannot be ascertained at this time, it is reasonably possible that some portion of these claims could be resolved unfavorably to the Company. Management of the Company believes that any liability which may arise from claims would not be material in relation to the combined and consolidated financial position, results of operations or cash flow of the Company at September 30, 2011.

10. Commitments and Contingent Liabilities

The Company, as lessee, has noncancelable operating leases for land, office space, equipment and railcars. Total rental expense for 2010, 2009, and 2008 amounted to $4.6, $3.9 and $2.7 million, respectively. The aggregate amount of future minimum annual rentals applicable to noncancelable operating leases is as follows:

(Dollars in thousands)
Year ending December 31:
2011	$1,702
2012	2,171
2013	2,168
2014	2,162
2015	1,925
Thereafter	3,344

Total	$13,472

As discussed in Note 1, the Company has an agreement with Lakeshore which provides coal handling services. The fixed and determinable amounts of the Company's obligation under this agreement are as follows:

(Dollars in thousands)
Year ending December 31:
2011	$4,699
2012	4,699
2013	2,350

Total	11,748
Less: Amount representing interest	(1,132)

Total at present value	$10,616

Payments under this agreement, including variable components, totaled $10.0, $10.8 and $11.1 million in 2010, 2009, and 2008, respectively.

The Company is subject to indemnity agreements with third-party investors (including a former investor in the Jewell cokemaking operations) for certain tax benefits that were available to them during the preferential return period in the event the Internal Revenue Service ("IRS") disallows the tax deductions and benefits allocated to the third parties. These tax indemnifications are in effect until the applicable tax returns are no longer subject to IRS review. Although the Company believes the possibility is remote that it will be required to do so, at December 31, 2010, the maximum potential payment under these tax indemnifications would have been approximately $20.0 million. Sunoco, Inc. also guarantees SunCoke's performance under the indemnification to the third-party investors.

The Company is a party to certain other pending and threatened claims. Although the ultimate outcome of these claims cannot be ascertained at this time, it is reasonably possible that some portion of these claims could be resolved unfavorably to the Company. Management of the Company believes that any liability which may arise from claims would not be material in relation to the combined financial position, results of operations or cash flows of the Company at December 31, 2010.

Comprehensive Income (loss)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)

12. Comprehensive Income

The following table sets forth the components comprehensive income:

	Nine Months Ended September 30
	2011	2010
	(Dollars in thousands)
Net income	$51,380	$131,229
Other comprehensive income (loss):
Retirement benefit plans funded status adjustment	(1,712)	19,457
Currency translation adjustment	(1,274)	283
Less: Comprehensive income/(loss) attributable to noncontrolling interest	(1,226)	10,466

Comprehensive income attributable to SunCoke Energy, Inc. / net parent investment.	$49,620	$140,503

Impact of Purchase of Noncontrolling Interests on Equity Attributable to SunCoke Energy

The purchase of an additional 19% ownership interest in the partnership that owns the Indiana Harbor cokemaking facility during the third quarter of 2011 decreased equity attributable to SunCoke Energy by $7.2 million, net of $4.7 million in deferred taxes, for the first nine months of 2011 (Note 2).

11. Accumulated Other Comprehensive Income (Loss)

The following table sets forth the components of accumulated other comprehensive income (loss) in net parent investment (net of related income taxes) at December 31, 2010 and 2009, respectively:

	December 31
	(Dollars in thousands)
	2010	2009
Retirement benefits plans	$2,253	$(20,103)
Foreign currency translation adjustment	1,166	718

	$3,419	$(19,385)

Noncontrolling Interests	12 Months Ended
Dec. 31, 2010
Noncontrolling Interests [Abstract]
Noncontrolling Interests

12. Noncontrolling Interests

On February 19, 1998, the Company transferred an interest in its Indiana Harbor cokemaking operations to a third-party investor for $200.0 million in cash. On July 30, 2002, the Company transferred an additional interest in Indiana Harbor for $200.0 million and sold a portion of its interest in Indiana Harbor for $15.0 million in cash to another third-party investor. The Company did not recognize any gain at the dates of these transactions because the third-party investors were entitled to a preferential return on their investments. The returns of the investors were equal to 98 percent of the cash flows and tax benefits from such cokemaking operations during the preferential return period, which continued until the fourth quarter of 2007 (at which time both investors had recovered their investment and achieved a cumulative annual after-tax return of approximately 10 percent). Those investors are entitled to a noncontrolling interest amounting to 34 percent of the partnership's net income through 2016, at which time the noncontrolling interest percentage declines to 20 percent and will subsequently drop to 10 percent by 2038.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

15. Fair Value Measurements

The Company measures certain financial and non-financial assets and liabilities at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. Fair value disclosures are reflected in a three-level hierarchy, maximizing the use of observable inputs and minimizing the use of unobservable inputs.

The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability on the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for an identical asset or liability in an active market.

•

Level 2 – inputs to the valuation methodology include quoted prices for a similar asset or liability in an active market or model-derived valuations in which all significant inputs are observable for substantially the full term of the asset or liability.

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement of the asset or liability.

•	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Certain assets and liabilities are measured at fair value on a recurring basis. The Company's cash equivalents, which amounted to $102.4 million and $37.8 million at September 30, 2011 and December 31, 2010, respectively, were measured at fair value based on quoted prices in active markets for identical assets. These inputs are classified as Level 1 within the valuation hierarchy.

The Company utilizes interest rate swaps to manage the risk associated with changing interest rates and accounts for them under ASC 815—Derivatives and Hedging, which requires all derivatives to be marked to market (fair value). The Company does not purchase or hold any derivatives for trading purposes. Effective August 15, 2011, the Company entered into interest rate swap agreements with an aggregate notional amount of $125.0 million. These agreements expire in three years. Under the interest rate swap agreements, the Company will pay a weighted average fixed rate of 1.314 percent in exchange for receiving floating rate payments based on the greater of 1.0 percent or three-month LIBOR. The Company did not elect hedge accounting treatment for these interest rate swaps and, therefore, the changes in the fair value of the interest rate swap agreements are recorded in the results of operations. The counterparties of the interest rate swap agreements are large financial institutions which the Company believes are of high quality creditworthiness. While the Company may be exposed to potential losses due to the credit risk of nonperformance by these counterparties, such losses are not anticipated.

The fair value of the swap agreement at September 30, 2011 was a liability of approximately $0.3 million. The mark to market impact of the swap arrangement on interest expense was an increase of approximately $0.3 million in the nine months ended September 30, 2011. In estimating the fair market value of interest rate swaps, the Company utilized a present value technique which discounts future cash flows against the underlying floating rate benchmark. Derivative valuations incorporate credit risk adjustments that are necessary to reflect the probability of default by the counterparty. These inputs are not observable in the market and are classified as Level 3 within the valuation hierarchy.

•	Non-Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Contingent consideration related to the HKCC acquisition (Note 3) is measured at fair value and amounted to $8.6 million at September 30, 2011. The estimated fair value is based on significant inputs that are not observable in the market, or Level 3 within the valuation hierarchy. Key assumptions at September 30, 2011 include (a) a risk-adjusted discount rate range of 2.285 percent to 9.286 percent, which reflects the credit spread adjustment for each period, and (b) probability adjusted production levels of HKCC operations between 300,000 and 475,000 tons per year. The fair value adjustments to contingent consideration decreased cost of products sold by $2.2 million in the nine months ended September 30, 2011.

•	Non-Financial Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). At September 30, 2011, no material fair value adjustments or fair value measurements were required for these non-financial assets or liabilities.

•	Certain Financial Assets and Liabilities not Measured at Fair Value

At September 30, 2011, the estimated fair value of the Company's long-term debt was estimated to be $679.3 million, compared to a carrying amount of $697.8 million. The fair value was estimated by management based upon estimates of debt pricing provided by financial institutions and are considered Level 3 inputs.

At December 31, 2010, the estimated fair value of the Company's receivables from affiliate was $338.4 million, compared to a carrying amount of $289.0 million on that date. The fair value of these receivables from affiliate was estimated based upon the market interest rates applicable to Sunoco at December 31, 2010 for similar terms.

13. Fair Value Measurements

The Company's cash equivalents, which amounted to $37.8 million at December 31, 2010 were measured at fair value based on quoted prices in active markets for identical assets (level 1). The Company had no cash equivalents at December 31, 2009. No other assets or liabilities were measured at fair value in the Company's combined balance sheet at December 31, 2010 and 2009.

The Company's current assets (other than inventories) and current liabilities (other than the current portion of retirement benefit liabilities and deferred income taxes) are financial instruments and most of these items are recorded at cost in the combined balance sheets. The estimated fair value of these financial instruments approximates their carrying amounts. The estimated fair value of the receivables from affiliate was $338.4 and $307.6 million, at December 31, 2010 and 2009, respectively. The carrying amount of these receivables was $289.0 million on each of these dates. The fair value of these receivables from affiliate was estimated based upon the market interest rates applicable to Sunoco at the respective balance sheet dates for similar terms.

Business Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business Segment Information [Abstract]
Business Segment Information

16. Business Segment Information

The Company is an independent owner and operator of four metallurgical cokemaking facilities in the eastern and midwestern regions of the United States and operator of a cokemaking facility for a project company in Brazil in which it has a preferred stock investment. In addition to its cokemaking operations, the Company has metallurgical coal mining operations in the eastern United States. The Company's cokemaking operations are reported as three segments: Jewell Coke, Other Domestic Coke and International Coke. The Jewell Coke segment consists of the operations of the Company's cokemaking facilities in Vansant, VA. The Indiana Harbor cokemaking facility located in East Chicago, IN, the Haverhill cokemaking facility, located in Franklin Furnace, OH, and the Granite City cokemaking facility, located in Granite City, IL have been aggregated into the Other Domestic Coke segment. Each of these facilities produces metallurgical coke and recovers waste heat which is converted to steam or electricity through a similar production process. The coke production for these facilities is sold directly to integrated steel producers under contracts which provide for the pass-through of coal costs subject to contractual coal-to-coke yields plus an operating cost component and fixed fee component received for each ton of coke sold. Accordingly, the Company's management believes that the facilities in the Other Domestic Coke segment have similar long-term economic characteristics. The International Coke segment operates a cokemaking facility located in Vitória, Brazil for a project company. The International Coke segment also earns income from a dividend on its preferred stock investment assuming that certain minimum production levels are achieved at the plant.

The Company's Coal Mining segment conducts coal mining operations near the Company's Jewell cokemaking facility, centered in Vansant, VA with mines located in Virginia and West Virginia. Currently, a substantial portion of the coal production is sold to the Jewell Coke segment for conversion into metallurgical coke. Some coal is also sold to the Other Domestic Coke facilities and third-parties. Intersegment coal revenues for sales to the Jewell Coke and Other Domestic Coke segments are based on the prices that the coke customers of the Other Domestic Coke segment have agreed to pay for the internally produced coal, which approximate the market prices for this quality of metallurgical coal. In January 2011, the Company acquired the HKCC Companies, which include two active underground mines and one active surface and highwall mine that are contiguous to the Company's existing mines (Note 3), and the results of operations from the date of acquisition forward are included in the Coal Mining segment.

Overhead expenses that can be identified with a segment have been included as deductions in determining segment income. The remainder is included in Corporate and Other. Net financing (expense) income, which consists principally of interest income, interest expense and interest capitalized, is also excluded from segment results. Identifiable assets are those assets that are utilized within a specific segment.

The Company recently completed a fifth U.S. cokemaking facility in Middletown, Ohio that it also owns and operates. The Middletown cokemaking facility commenced operations in October 2011. This facility produces metallurgical coke and recovers waste heat which is converted to steam or electricity through a similar production process. The coke production for this facility is sold directly to an integrated steel producer under a contract which provides for the pass-through of coal costs subject to contractual coal-to-coke yields plus an operating cost component and fixed fee component received for each ton of coke sold. The Company's management believes that the Middletown facility has similar long-term economic characteristics as the other facilities in the Other Domestic Coke segment and beginning in the fourth quarter of 2011 will be included in those segment results. Prior to the commencement of operations, all costs associated with Middletown were included in Corporate and Other.

SunCoke Energy, Inc.

Notes to Condensed Consolidated Financial Statements

(Unaudited)

	Nine Months Ended September 30, 2011
	(Dollars in thousands)
	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other		Combined
Sales and other operating revenue	$197,176	$857,250	$29,085	$30,213	$—		$1,113,724

Intersegment sales	$—	$—	$—	$129,456	$—		$—

Operating income (loss)	$42,587	$29,072	$3,394	$13,018	$(32,286)		$55,785
Less: operating loss attributable to noncontrolling interests	—	4,164	—	—	—		4,164

Operating income (loss) attributable to SunCoke Energy, Inc. / net parent investment	$42,587	$33,236	$3,394	$13,018	$(32,286)		59,949

Net financing income attributable to SunCoke Energy, Inc. / net parent investment							2,750	(1)

Pretax income attributable to SunCoke Energy, Inc. / net parent investment							62,699
Income tax expense							10,093

Net income attributable to SunCoke Energy, Inc. / net parent investment							$52,606

Depreciation, depletion and amortization	$3,645	$28,094	$166	$9,219	$1,253		$42,377

Capital expenditures	$303	$8,479	$175	$22,008	$153,252	(2)	184,217

Identifiable assets	$77,735	$990,583	$52,662	$178,284	$579,930	(3)	$1,879,194

(1)	After deducting $2.9 million of income attributable to noncontrolling interests.
(2)	Includes $145.4 million attributable to the Middletown facility.
(3)	Includes Middletown facility construction-in-progress totaling $387.6 million.

	Nine Months Ended September 30, 2010
	(Dollars in thousands)
	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other		Combined
Sales and other operating revenue	$242,988	$736,657	$29,113	$439	$—		$1,009,197

Intersegment sales	$1,941	$—	$—	$98,962	$—		$—

Operating income (loss)	$128,552	$40,715	$1,095	$(1,493)	$(10,371)		$158,498
Less: operating income attributable to noncontrolling interests	—	(7,406)	—	—	—		(7,406)

Operating income (loss) attributable to net parent investment	$128,552	$33,309	$1,095	$(1,493)	$(10,371)		151,092

Net financing income attributable to net parent investment							10,937	(1)

Pretax income attributable to net parent investment							162,029
Income tax expense							41,266

Net income attributable to net parent investment							$120,763

Depreciation, depletion and amortization	$3,296	$26,349	$77	$5,677	$433		$35,832

Capital expenditures	$741	$16,632	$688	$10,784	$106,988	(2)	$135,833

Identifiable assets	$82,079	$931,318	$50,726	$71,444	$492,366	(3)	$1,627,933

(1)	After deducting $3.1 million of income attributable to noncontrolling interests.
(2)	Includes $106.1 million attributable to the Middletown facility.
(3)	Includes receivables from affiliate totaling $294.5 million and Middletown facility construction-in-progress totaling $178.6 million.

14. Business Segment Information

SunCoke is an independent owner and operator of four metallurgical cokemaking facilities in the eastern and midwestern regions of the United States and operator of a cokemaking facility for a project company in Brazil in which it has a preferred stock investment. In addition to its cokemaking operations, the Company has metallurgical coal mining operations in the eastern United States. The Company's cokemaking operations are reported as three segments: Jewell Coke, Other Domestic Coke and International Coke. The Jewell Coke segment consists of the operations of the Company's cokemaking facilities in Vansant, VA. The Indiana Harbor cokemaking facility located in East Chicago, IL, the Haverhill cokemaking facility, located in Franklin Furnace, OH, and the Granite City cokemaking facility, located in Granite City, IL have been aggregated into the Other Domestic Coke segment. Each of these facilities produces metallurgical coke and recovers waste heat which is converted to steam or electricity through a similar production process. The coke production for these facilities is sold directly to integrated steel producers under contracts which provide for the pass-through of coal costs subject to contractual coal-to-coke yields plus an operating cost component and fixed fee component received for each ton of coke sold. Accordingly, SunCoke management believes that the facilities in the Other Domestic Coke segment have similar long-term economic characteristics. The International Coke segment operates a cokemaking facility located in Vitória, Brazil for a project company. The International Coke segment also earns income from a dividend on its preferred stock investment assuming that certain minimum production levels are achieved at the plant.

The Company's Coal Mining segment conducts coal mining operations near the Company's Jewell cokemaking facility, centered in Vansant, VA with mines located in Virginia and West Virginia. Currently, a substantial portion of the coal production is sold to the Jewell Coke segment for conversion into metallurgical coke. Some coal is also sold to the Other Domestic Coke facilities. There are limited third-party sales at this time. Intersegment coal revenues for sales to the Jewell Coke and Other Domestic Coke segments are based on the prices that the coke customers of the Other Domestic Coke segment have agreed to pay for the internally produced coal, which approximate the market prices for this quality of metallurgical coal. In January 2011, the Company acquired the HKCC Companies which include two active underground mines and one active surface mine and one active highwall mine that are contiguous to the Company's existing mines (Note 1).

Overhead expenses that can be identified with a segment have been included as deductions in determining segment income. The remainder is included in Corporate and Other. Net financing income, which consists principally of interest income, interest expense and interest capitalized, is also excluded from segment results. Identifiable assets are those assets that are utilized within a specific segment.

	Year Ended December 31, 2010
	(Dollars in thousands)
	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other		Combined
Sales and other operating revenue	$298,020	$979,542	$38,411	$574	$—		$1,316,547

Intersegment sales	$5,784	$—	$—	$132,278	$—		$—

Operating income (loss)	$147,082	$38,639	$14,856	$(11,291)	$(15,026)		$174,260
Less: operating income attributable to noncontrolling interest	—	(3,027)	—	—	—		(3,027)

Operating income (loss) attributable to net parent investment	$147,082	$35,612	$14,856	$(11,291)	$(15,026)		171,233

Net financing income attributable to net parent investment							14,908	(1)

Pretax income attributable to net parent investment							186,141
Income tax expense							46,942

Net income attributable to net parent investment							$139,199

Depreciation, depletion and amortization	$4,395	$35,041	$124	$7,712	$885		$48,157

Capital expenditures	$1,824	$23,036	$851	$18,385	$171,561	(2)	$215,657

Identifiable assets	$80,931	$962,582	$59,740	$76,677	$538,536	(3)	$1,718,466

(1)	After deducting $4.1 million of income attributable to noncontrolling interests.
(2)	Includes $169.7 million attributable to the Middletown facility.
(3)	Includes receivables from affiliate totaling $289.0 million and Middletown facility construction-in-progress totaling $242.2 million.

	Year Ended December 31, 2009
	(Dollars in thousands)
	Jewell Coke	Other Domestic Coke	International Coke		Coal Mining	Corporate and Other		Combined
Sales and other operating revenue	$324,630	$755,946	$40,442		$2,998	$—		$1,124,016

Intersegment sales	$—	$—	$—		$119,505	$—		$—

Operating income (loss)	$177,803	$14,845	$23,198	(1)	$5,247	$(9,465)		$211,628
Less: operating income attributable to noncontrolling interest	—	(17,327)	—		—	—		(17,327)

Operating income (loss) attributable to net parent investment	$177,803	$(2,482)	$23,198		$5,247	$(9,465)		194,301

Net financing income attributable to net parent investment								16,115	(2)

Pretax income attributable to net parent investment								210,416
Income tax expense								20,732

Net income attributable to net parent investment								$189,684

Depreciation, depletion and amortization	$4,508	$21,543	$84		$5,789	$399		$32,323

Capital expenditures	$1,235	$170,260	$125		$17,579	$25,995	(3)	215,194

Identifiable assets	$82,662	$972,059	$59,178		$67,566	$365,221	(4)	$1,546,686

(1)	Includes dividend income of $19.0 million attributable to 2008 and 2009 operations.
(2)	After deducting $4.2 million of income attributable to noncontrolling interests.
(3)	Includes $25.4 million attributable to the Middletown facility.
(4)	Includes receivables from affiliate totaling $289.0 million and Middletown facility construction-in-progress totaling $72.5 million.

	Year Ended December 31, 2008
	(Dollars in thousands)
	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other		Combined
Sales and other operating revenue	$250,394	$523,883	$58,388	$6,271	$—		$838,936

Intersegment sales	$—	$—	$—	$107,658	$—		$—

Operating income (loss)	$114,145	$35,095	$5,299	$9,612	$(13,469)		$150,682
Less: operating income attributable to noncontrolling interest	—	(14,722)	—	—	—		(14,722)

Operating income (loss) attributable to net parent investment	$114,145	$20,373	$5,299	$9,612	$(13,469)		135,960

Net financing income attributable to net parent investment							16,075	(1)

Pretax income attributable to net parent investment							152,035
Income tax expense							38,131

Net income attributable to net parent investment							$113,904

Depreciation, depletion and amortization	$4,782	$15,031	$75	$4,372	$294		$24,554

Capital expenditures	$1,085	$245,934	$37	$9,617	$47,800	(2)	$304,473

Identifiable assets	$93,098	$772,624	$48,977	$55,999	$342,207	(3)	$1,312,905

(1)	After deducting $4.3 million of income attributable to noncontrolling interests.
(2)	Includes $47.1 million attributable to the Middletown facility.
(3)	Includes receivables from affiliate totaling $289.0 million and Middletown facility construction-in-progress totaling $47.1 million.

The following table sets forth the Company's total sales and other operating revenue by product or service:

	Year Ended December 31
	2010	2009	2008
	(Dollars in thousands)
Metallurgical coke sales	$1,237,213	$1,062,194	$760,142
Steam and electricity sales	40,383	18,364	14,395
Operating and licensing fees	38,411	40,442	58,388
Metallurgical coal sales	177	2,480	5,856
Other	363	536	155

	$1,316,547	$1,124,016	$838,936

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of December 31, 2010, through March 23, 2011, which is the date these combined financial statements were issued, and have determined that except as set forth elsewhere in these financial statements, there are no subsequent events that require disclosure.

Supplemental Condensed Consolidating Financial Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Condensed Consolidating Financial Information [Abstract]
Supplemental Condensed Consolidating Financial Information

17. Supplemental Condensed Consolidating Financial Information

Certain wholly owned subsidiaries of the Company serve as guarantors of the obligations under the $300 million Term Loan and $400 million Notes ("Guarantor Subsidiaries"). These guarantees are full and unconditional and joint and several. For purposes of the following footnote, SunCoke Energy, Inc. is referred to as "Issuer." The indenture dated July 26, 2011 among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., governs subsidiaries designated as "Guarantor Subsidiaries." All other consolidated subsidiaries of the Company are collectively referred to as "Non-Guarantor Subsidiaries." Prior to the Separation Date, the Company was a wholly owned subsidiary of Sunoco. Therefore, there is no parent entity for purposes of this footnote for periods prior to the Separation Date.

The following supplemental condensed combining and consolidating financial information reflects the Issuer's separate accounts, the combined accounts of the Guarantor Subsidiaries, the combined accounts of the Non-Guarantor Subsidiaries, the combining and consolidating adjustments and eliminations and the Issuer's combined and consolidated accounts for the dates and periods indicated. For purposes of the following condensed combining and consolidating information, the Issuer's investments in its subsidiaries and the Guarantor and Non-Guarantor Subsidiaries' investments in its subsidiaries are accounted for under the equity method of accounting.

Condensed Combining and Consolidating Statement of Income

Nine Months Ended September 30, 2011

(in thousands, unaudited)

	Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Revenues
Sales and other operating revenue	$—	$741,821	$371,903	$—	$1,113,724
Equity in earnings of subsidiaries	18,454	(2,191)	—	(16,263)	—
Other income, net	—	1,256	(205)		1,051

Total revenues	18,454	740,886	371,698	(16,263)	1,114,775

Costs and operating expenses
Cost of products sold and operating expenses	—	578,003	355,263		933,266
Loss on firm purchase commitment	—	—	18,544		18,544
Selling, general and administrative expenses	1,079	57,911	5,813		64,803
Depreciation, depletion and amortization	—	36,917	5,460		42,377

Total costs and operating expenses	1,079	672,831	385,080	—	1,058,990

Operating income (loss)	17,375	68,055	(13,382)	(16,263)	55,785

Interest income—affiliate	—	5,804	8,168	(1,487)	12,485
Interest income	—	1,533	(1,249)		284
Interest cost—affiliate	—	(3,536)	(1,516)	1,487	(3,565)
Interest cost	(8,844)	(16)	—		(8,860)
Capitalized interest	—	5,344	—		5,344

Total financing income (loss)	(8,844)	9,129	5,403	—	5,688

Income (loss) before income tax expense	8,531	77,184	(7,979)	(16,263)	61,473
Income tax expense (benefit)	(3,472)	13,282	283	—	10,093

Net income (loss)	12,003	63,902	(8,262)	(16,263)	51,380
Less: Net loss attributable to noncontrolling interests	—	—	(1,226)		(1,226)

Net income (loss) attributable to SunCoke Energy, Inc.	$12,003	$63,902	$(7,036)	$(16,263)	$52,606

Condensed Combining and Consolidating Statement of Income

Nine Months Ended September 30, 2010

(in thousands, unaudited)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Revenues
Sales and other operating revenue	$670,960	$339,253	$(1,016)	$1,009,197
Equity in earnings of subsidiaries	20,310	—	(20,310)	—
Other income, net	953	(773)		180

Total revenues	692,223	338,480	(21,326)	1,009,377

Costs and operating expenses
Cost of products sold and operating expenses	468,123	306,403	(1,016)	773,510
Selling, general and administrative expenses	33,190	8,347		41,537
Depreciation, depletion and amortization	30,515	5,317		35,832

Total costs and operating expenses	531,828	320,067	(1,016)	850,879

Operating income	160,395	18,413	(20,310)	158,498

Interest income—affiliate	6,744	11,221		17,965
Interest income	—	33		33
Interest cost—affiliate	(4,397)	(25)		(4,422)
Capitalized interest	421	—		421

Total financing income	2,768	11,229	—	13,997

Income before income tax expense	163,163	29,642	(20,310)	172,495
Income tax expense (benefit)	41,959	(693)	—	41,266

Net income	121,204	30,335	(20,310)	131,229
Less: Net income attributable to noncontrolling interests	—	10,466		10,466

Net income attributable to net parent investment	$121,204	$19,869	$(20,310)	$120,763

Condensed Combining and Consolidating Balance Sheet

September 30, 2011

(in thousands, unaudited)

	Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments		Total
Assets
Cash and cash equivalents	$1	$98,703	$12,146	$		$110,850
Accounts receivable	—	46,679	5,354			52,033
Inventories	—	140,997	81,439			222,436
Receivable from affiliate	—	672	—			672
Deferred income taxes	—	552	—			552
Advances to affiliate	108,118	—	—		(108,118)	—
Interest receivable from affiliate	—	3,998	—		(3,998)

Total current assets	108,119	291,601	98,939		(112,116)	386,543

Notes receivable from affiliate	—	89,000	—		(89,000)	—
Investment in Brazilian cokemaking operations	—	—	40,976			40,976
Properties, plants and equipment, net	—	1,242,444	111,055			1,353,499
Lease and mineral rights, net	—	53,392	—			53,392
Goodwill	—	9,388	—			9,388
Deferred charges and other assets	18,497	13,509	3,390			35,396
Investment in subsidiaries	1,149,881	13,269	—		(1,163,150)	—

Total assets	$1,276,497	$1,712,603	$254,360		$(1,364,266)	$1,879,194

Liabilities and Equity
Advances from affiliate	$—	$108,118	$—		$(108,118)	$—
Accounts payable	—	132,454	52,730			185,184
Current portion of long-term debt	3,000	—	—			3,000
Accrued liabilities	6,761	40,443	4,792			51,996
Interest payable from affiliate	—	—	3,998		(3,998)	—
Taxes payable	—	7,696	3,897			11,593

Total current liabilities	9,761	288,711	65,417		(112,116)	251,773

Long-term debt	694,784	—	—			694,784
Payable to affiliate	—	—	89,000		(89,000)	—
Accrual for black lung benefits	—	27,538	—			27,538
Retirement benefit liabilities	—	45,281	—			45,281
Deferred income taxes	(3,473)	227,532	(219)			223,840
Asset retirement obligations	—	10,188	2,048			12,236
Other deferred credits and liabilities	5,993	12,140	1,114			19,247
Commitments and contingent liabilities

Total liabilities	707,065	611,390	157,360		(201,116)	1,274,699

Equity
Preferred stock, $0.01 par value. Authorized 50,000 shares; no issued and outstanding shares at September 30, 2011						—
Common stock, $0.01 par value. Authorized 300,000 shares; issued and outstanding 70,006 shares at September 30, 2011	700	—	—			700
Additional paid-in capital	556,729	1,100,673	62,040		(1,163,150)	556,292
Accumulated other comprehensive income		540	(103)			437
Retained earnings	12,003	—	—			12,003

Total SunCoke Energy, Inc. stockholders' equity	569,432	1,101,213	61,937		(1,163,150)	569,432
Noncontrolling interests	—	—	35,063			35,063

Total equity	569,432	1,101,213	97,000		(1,163,150)	604,495

Total liabilities and equity	$1,276,497	$1,712,603	$254,360		$(1,364,266)	$1,879,194

Condensed Combining and Consolidating Balance Sheet

December 31, 2010

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments		Total
Assets
Cash and cash equivalents	$10	$40,082	$		$40,092
Accounts receivable	32,015	12,591			44,606
Inventories	69,734	36,876			106,610
Deferred income taxes	1,140	—			1,140

Total current assets	102,899	89,549			192,448

Notes receivable from affiliate	89,000	200,000			289,000
Investment in Brazilian cokemaking operations	—	40,976			40,976
Properties, plants and equipment, net	1,057,256	116,262			1,173,518
Lease and mineral rights, net	6,690	—			6,690
Goodwill	3,400	—			3,400
Deferred charges and other assets	9,393	3,041			12,434
Investment in subsidiaries	232,503	—		(232,503)	—

Total assets	$1,501,141	$449,828		$(232,503)	$1,718,466

Liabilities and Equity
Advances from affiliate	$777,763	$112,483		$(1,734)	$888,512
Accounts payable	84,404	21,946			106,350
Accrued liabilities	38,477	14,681			53,158
Taxes payable	3,053	4,651			7,704

Total current liabilities	903,697	153,761		(1,734)	1,055,724

Payable to affiliate	53,942	1,871			55,813
Accrual for black lung benefits	26,605	—			26,605
Retirement benefit liabilities	42,854	—			42,854
Deferred income taxes	86,149	(219)			85,930
Asset retirement obligations	9,069	1,945			11,014
Other deferred credits and liabilities	11,185	—			11,185
Commitments and contingent liabilities	—	—			—

Total liabilities	1,133,501	157,358		(1,734)	1,289,125

Equity
Net parent investment	366,754	233,556		(230,769)	369,541
Noncontrolling interests	886	58,914			59,800

Total equity	367,640	292,470		(230,769)	429,341

Total liabilities and equity	$1,501,141	$449,828		$(232,503)	$1,718,466

Condensed Combining and Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2011

(in thousands, unaudited)

	Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Cash Flows from Operating Activities:
Net income (loss)	$12,003	$63,902	$(8,262)	$(16,263)	$51,380
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss on firm purchase commitment	—	—	18,544		18,544
Depreciation, depletion and amortization	—	36,917	5,460		42,377
Deferred income tax expense (benefit)	(3,473)	18,103	—		14,630
Payments less than expense for retirement plans	—	267	—		267
Equity in earnings of subsidiaries	(18,453)	2,190	—	16,263	—
Changes in working capital pertaining to operating activities:
Accounts receivable	—	(11,394)	7,237		(4,157)
Inventories	—	(68,259)	(44,563)		(112,822)
Accounts payable and accrued liabilities	6,761	45,009	2,134		53,904
Taxes payable	—	(1,482)	(754)		(2,236)
Other	7,330	(8,280)	(2,258)		(3,208)

Net cash provided (used in) by operating activities	4,168	76,973	(22,462)	—	58,679

Cash Flows from Investing Activities:
Capital expenditures	—	(183,965)	(252)		(184,217)
Acquisition of business, net of cash received	—	(37,575)	—		(37,575)

Net cash used in investing activities	—	(221,540)	(252)	—	(221,792)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	698,500	—	—		698,500
Debt issuance costs	(18,874)	—	—		(18,874)
Repayment of long-term debt	(750)	—	—		(750)
Purchase of noncontrolling interest in Indiana Harbor facility		(34,000)	—		(34,000)
Net increase (decrease) in advances from affiliate	(683,043)	272,425	(2,165)		(412,783)
Repayments of notes payable assumed in acquisition		(2,315)	—		(2,315)
Increase in payable to affiliate		7,150	(1,871)		5,279
Cash distributions to noncontrolling interests in cokemaking operations		—	(1,186)		(1,186)

Net cash provided by (used in) financing activities	(4,167)	243,260	(5,222)	—	233,871

Net increase (decrease) in cash and cash equivalents	1	98,693	(27,936)		70,758
Cash and cash equivalents at beginning of period	—	10	40,082		40,092

Cash and cash equivalents at end of period	$1	$98,703	$12,146	$—	$110,850

Condensed Combining and Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2010

(in thousands, unaudited)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Cash Flows from Operating Activities:
Net income	$121,204	$30,335	$(20,310)	$131,229
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	30,515	5,317		35,832
Deferred income tax expense	10,869	16		10,885
Payments in excess of expense for retirement plans	(3,081)	—		(3,081)
Equity in earnings of subsidiaries	(20,310)	—	20,310	—
Changes in working capital pertaining to operating activities:
Accounts receivable	(3,787)	45,781		41,994
Inventories	5,505	(6,858)		(1,353)
Accounts payable and accrued liabilities	25,804	16,786		42,590
Taxes payable	2,182	654		2,836
Other	(6,755)	(252)		(7,007)

Net cash provided by operating activities	162,146	91,779	—	253,925

Cash Flows from Investing Activities:
Capital expenditures	(134,438)	(1,395)		(135,833)
Proceeds from sales of assets	72	—		72

Net cash used in investing activities	(134,366)	(1,395)	—	(135,761)

Cash Flows from Financing Activities:
Net decrease in advances from affiliate	(57,535)	(56,101)		(113,636)
Increase in payable to affiliate	29,764	532		30,296
Cash distributions to noncontrolling interests in cokemaking operations	—	(19,296)		(19,296)

Net cash used in financing activities	(27,771)	(74,865)	—	(102,636)

Net increase in cash and cash equivalents	9	15,519	—	15,528
Cash and cash equivalents at beginning of period	1	2,740		2,741

Cash and cash equivalents at end of period	$10	$18,259	$—	$18,269

16. Supplemental Condensed Consolidating Financial Information

On July 26, 2011, the Company issued $400 million aggregate principal of senior notes (the "Notes") in a private placement. The Notes bear interest at a rate of 7.625% per annum and will mature in 2019 with all principal paid at maturity. The Company also entered into a Credit Agreement dated as of July 26, 2011 with JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (the "Credit Agreement"). The Credit Agreement provides for a seven-year term loan in a principal amount of $300 million (the "Term Loan"), repayable in equal quarterly installments at a rate of 1.00% of the original principal amount per year, with the balance payable on the final maturity date.

Certain wholly owned subsidiaries of the Company serve as guarantors of the obligations under the $300 million Term Loan and $400 million Notes ("Guarantor Subsidiaries"). These guarantees are full and unconditional and joint and several. For purposes of the following footnote, SunCoke Energy, Inc. is referred to as "Issuer." The indenture dated July 26, 2011 among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., governs subsidiaries designated as "Guarantor Subsidiaries." All other consolidated subsidiaries of the Company are collectively referred to as "Non-Guarantor Subsidiaries." Prior to July 18, 2011, the Company was a wholly owned subsidiary of Sunoco. Therefore, there is no parent entity for purposes of this footnote.

The following supplemental condensed combining and consolidating financial information reflects the Issuer's separate accounts, the combined accounts of the Guarantor Subsidiaries, the combined accounts of the Non-Guarantor Subsidiaries, the combining and consolidating adjustments and eliminations and the Issuer's combined and consolidated accounts for the dates and periods indicated. For purposes of the following condensed combining and consolidating information, the Issuer's investments in its subsidiaries and the Guarantor and Non-Guarantor Subsidiaries' investments in its subsidiaries are accounted for under the equity method of accounting.

SunCoke

Condensed Combining and Consolidating Statement of Income

Twelve Months Ended December 31, 2010

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Revenues
Sales and other operating revenue	$874,669	$447,662	$(5,784)	$1,316,547
Equity in earnings of subsidiaries	22,501	—	(22,501)	—
Other income, net	1,339	8,707		10,046

Total revenues	898,509	456,369	(28,285)	1,326,593

Costs and operating expenses
Cost of products sold and operating expenses	628,589	414,139	(5,784)	1,036,944
Selling, general and administrative expenses	50,014	17,218		67,232
Depreciation, depletion, and amortization	41,042	7,115		48,157

Total costs and operating expenses	719,645	438,472	(5,784)	1,152,333

Operating income	178,864	17,897	(22,501)	174,260

Interest income—affiliate	8,689	14,998		23,687
Interest income	1	34		35
Interest cost—affiliate	(5,390)	(45)		(5,435)
Capitalized interest	701	—		701

Total financing income, net	4,001	14,987	—	18,988

Income before income tax expense	182,865	32,884	(22,501)	193,248
Income tax expense	43,092	3,850	—	46,942

Net income	139,773	29,034	(22,501)	146,306
Less: Net income attributable to noncontrolling interests	—	7,107		7,107

Net income attributable to net parent investment	$139,773	$21,927	$(22,501)	$139,199

SunCoke

Condensed Combining and Consolidating Statement of Income

Twelve Months Ended December 31, 2009

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Revenues
Sales and other operating revenue	$661,651	$463,381	$(1,016)	$1,124,016
Equity in earnings of subsidiaries	53,403	—	(53,403)	—
Other income, net	1,318	19,652		20,970

Total revenues	716,372	483,033	(54,419)	1,144,986

Costs and operating expenses
Cost of products sold and operating expenses	461,421	400,425	(1,016)	860,830
Selling, general and administrative expenses	30,188	10,017		40,205
Depreciation, depletion, and amortization	25,392	6,931		32,323

Total costs and operating expenses	517,001	417,373	(1,016)	933,358

Operating income	199,371	65,660	(53,403)	211,628

Interest income—affiliate	8,958	15,105		24,063
Interest income	433	14		447
Interest cost—affiliate	(5,644)	(19)		(5,663)
Capitalized interest	1,493	—		1,493

Total financing income, net	5,240	15,100	—	20,340

Income before income tax expense	204,611	80,760	(53,403)	231,968
Income tax expense	14,430	6,302	—	20,732

Net income	190,181	74,458	(53,403)	211,236
Less: Net income attributable to noncontrolling interests	—	21,552		21,552

Net income attributable to net parent investment	$190,181	$52,906	$(53,403)	$189,684

SunCoke

Condensed Combining and Consolidating Statement of Income

Twelve Months Ended December 31, 2008

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments		Total
Revenues
Sales and other operating revenue	$452,901	$386,035	$		$838,936
Equity in earnings of subsidiaries	42,581	—		(42,581)	—
Other income, net	1,344	(29)			1,315

Total revenues	496,826	386,006		(42,581)	840,251

Costs and operating expenses
Cost of products sold and operating expenses	302,644	328,127			630,771
Selling, general and administrative expenses	29,727	4,517			34,244
Depreciation, depletion, and amortization	17,759	6,795			24,554

Total costs and operating expenses	350,130	339,439		—	689,569

Operating income	146,696	46,567		(42,581)	150,682

Interest income—affiliate	11,314	16,037			27,351
Interest income	26	192			218
Interest cost—affiliate	(11,057)	(130)			(11,187)
Capitalized interest	3,999	—			3,999

Total financing income, net	4,282	16,099		—	20,381

Income before income tax expense	150,978	62,666		(42,581)	171,063
Income tax expense	37,738	393		—	38,131

Net income	113,240	62,273		(42,581)	132,932
Less: Net income attributable to noncontrolling interests	—	19,028			19,028

Net income attributable to net parent investment	$113,240	$43,245		$(42,581)	$113,904

SunCoke

Condensed Combining and Consolidating Balance Sheet

December 31, 2010

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments		Total
Assets
Cash and cash equivalents	$10	$40,082	$		$40,092
Accounts receivable	32,015	12,591			44,606
Inventories	69,734	36,876			106,610
Deferred income taxes	1,140	—			1,140

Total current assets	102,899	89,549		—	192,448

Notes receivable from affiliate	89,000	200,000			289,000
Investment in Brazilian cokemaking operations	—	40,976			40,976
Properties, plants and equipment, net	1,063,946	116,262			1,180,208
Deferred charges and other assets	12,793	3,041			15,834
Investment in subsidiaries	232,503	—		(232,503)	—

Total assets	$1,501,141	$449,828		$(232,503)	$1,718,466

Liabilities and Equity
Advances from affiliate	$777,763	$112,483		$(1,734)	$888,512
Accounts payable	84,404	21,946			106,350
Accrued liabilities	38,477	14,681			53,158
Taxes payable	3,053	4,651			7,704

Total current liabilities	903,697	153,761		(1,734)	1,055,724

Payable to affiliate	53,942	1,871			55,813
Accrual for black lung benefits	26,605	—			26,605
Retirement benefit liabilities	42,854	—			42,854
Deferred income taxes	86,149	(219)			85,930
Asset retirement obligations	9,069	1,945			11,014
Other deferred credits and liabilities	11,185	—			11,185
Commitments and contingent liabilities

Total liabilities	1,133,501	157,358		(1,734)	1,289,125

Equity
Net parent investment	366,754	233,556		(230,769)	369,541
Noncontrolling interests	886	58,914			59,800

Total equity	367,640	292,470		(230,769)	429,341

Total liabilities and equity	$1,501,141	$449,828		$(232,503)	$1,718,466

SunCoke

Condensed Combining and Consolidating Balance Sheet

December 31, 2009

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments		Total
Assets
Cash and cash equivalents	$1	$2,740	$		$2,741
Accounts receivable	26,096	53,243			79,339
Inventories	69,206	37,373			106,579

Total current assets	95,303	93,356		—	188,659

Notes receivable from affiliate	89,000	200,000			289,000
Investment in Brazilian cokemaking operations	—	40,976			40,976
Properties, plants and equipment, net	891,009	121,762			1,012,771
Deferred charges and other assets	13,033	2,247			15,280
Investment in subsidiaries	252,297	—		(252,297)	—

Total current assets	$1,340,642	$458,341		$(252,297)	$1,546,686

Liabilities and Equity
Advances from affiliate	$307,837	$99,555		$1,859	$409,251
Accounts payable	56,891	18,067			74,958
Accrued liabilities	27,143	2,849			29,992
Taxes payable	1,357	4,477			5,834
Deferred income taxes	534	—			534

Total current liabilities	393,762	124,948		1,859	520,569

Payable to affiliate	23,857	1,161			25,018
Accrual for black lung benefits	24,092	—			24,092
Retirement benefit liabilities	85,003	—			85,003
Deferred income taxes	55,237	(193)			55,044
Asset retirement obligations	8,478	1,818			10,296
Other deferred credits and liabilities	11,046	—			11,046
Commitments and contingent liabilities

Total liabilities	601,475	127,734		1,859	731,068

Equity
Net parent investment	739,167	257,869		(255,042)	741,994
Noncontrolling interests	—	72,738		886	73,624

Total equity	739,167	330,607		(254,156)	815,618

Total liabilities and equity	$1,340,642	$458,341		$(252,297)	$1,546,686

SunCoke

Condensed Combining and Consolidating Statement of Cash Flows

Twelve Months Ended December 31, 2010

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Cash Flows from Operating Activities:
Net income	$139,773	$29,034	$(22,501)	$146,306
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	41,042	7,115		48,157
Deferred income tax expense	15,452	(26)		15,426
Payments in excess of expense for retirement plans	(5,979)	—		(5,979)
Equity in earnings of subsidiaries	(22,501)	—	22,501	—
Changes in working capital pertaining to operating activities:
Accounts receivable	(5,919)	40,652		34,733
Inventories	(528)	497		(31)
Accounts payable and accrued liabilities	38,452	15,711		54,163
Taxes payable	1,696	174		1,870
Other	3,073	(1,115)		1,958

Net cash provided by operating activities	204,561	92,042	—	296,603

Cash Flows from Investing Activities:
Capital expenditures	(214,042)	(1,615)		(215,657)
Proceeds from sales of assets	1,736	—		1,736

Net cash used in investing activities	(212,306)	(1,615)	—	(213,921)

Cash Flows from Financing Activities:
Net decrease in advances from affiliate	(23,331)	(32,864)		(56,195)
Contribution from parent	1,000	—		1,000
Increase in payable to affiliate	30,085	710		30,795
Cash distributions to noncontrolling interests in cokemaking operations	—	(20,931)		(20,931)

Net cash used in financing activities	7,754	(53,085)	—	(45,331)

Net increase in cash and cash equivalents	9	37,342	—	37,351
Cash and cash equivalents at beginning of period	1	2,740		2,741

Cash and cash equivalents at end of period	$10	$40,082	$—	$40,092

SunCoke

Condensed Combining and Consolidating Statement of Cash Flows

Twelve Months Ended December 31, 2009

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Cash Flows from Operating Activities:
Net income	$190,181	$74,458	$(53,403)	$211,236
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	25,392	6,931		32,323
Deferred income tax expense	14,639	535		15,174
Payments less than expense for retirement plans	3,309	—		3,309
Equity in earnings of subsidiaries	(53,403)	—	53,403	—
Changes in working capital pertaining to operating activities:
Accounts receivable	8,387	(46,964)		(38,577)
Inventories	(25,497)	(1,581)		(27,078)
Accounts payable and accrued liabilities	316	(8,616)		(8,300)
Taxes payable	184	(424)		(240)
Other	1,393	(1,994)		(601)

Net cash provided by (used in) operating activities	164,901	22,345	—	187,246

Cash Flows from Investing Activities:
Capital expenditures	(213,428)	(1,766)		(215,194)
Proceeds from sales of assets	69	19		88

Net cash used in investing activities	(213,359)	(1,747)	—	(215,106)

Cash Flows from Financing Activities:
Net increase in advances from affiliate	48,442	(22,945)		25,497
Increase in payable to affiliate	16	717		733
Cash distributions to noncontrolling interests in cokemaking operations	—	(18,611)		(18,611)

Net cash provided by (used in) financing activities	48,458	(40,839)	—	7,619

Net decrease in cash and cash equivalents	—	(20,241)	—	(20,241)
Cash and cash equivalents at beginning of period	1	22,981		22,982

Cash and cash equivalents at end of period	$1	$2,740	$—	$2,741

SunCoke

Condensed Combining and Consolidating Statement of Cash Flows

Twelve Months Ended December 31, 2008

(in thousands)

	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Combining and Consolidating Adjustments	Total
Cash Flows from Operating Activities:
Net income	$113,240	$62,273	$(42,581)	$132,932
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	17,759	6,795		24,554
Deferred income tax expense	15,222	(604)		14,618
Payments in excess of expense for retirement plans	1,607	—		1,607
Equity in earnings of subsidiaries	(42,581)	—	42,581	—
Changes in working capital pertaining to operating activities:
Accounts receivable	(18,497)	4,829		(13,668)
Inventories	(19,516)	(13,158)		(32,674)
Accounts payable and accrued liabilities	27,993	11,485		39,478
Taxes payable	(157)	(557)		(714)
Other	714	4,483		5,197

Net cash provided by operating activities	95,784	75,546	—	171,330

Cash Flows from Investing Activities:
Capital expenditures	(301,970)	(2,503)		(304,473)
Proceeds from sales of assets	4	—		4

Net cash used in investing activities	(301,966)	(2,503)	—	(304,469)

Cash Flows from Financing Activities:
Net increase in advances from affiliate	247,374	(41,543)		205,831
Repayments of revolving credit loans from affiliate	(10,000)	—		(10,000)
Repayments of borrowings under deficit funding agreement with related party	(55,968)	—		(55,968)
Increase in payable to affiliate	23,679	445		24,124
Cash distributions to noncontrolling interests in cokemaking operations	—	(30,284)		(30,284)

Net cash provided by (used in) financing activities	205,085	(71,382)	—	133,703

Net increase (decrease) in cash and cash equivalents	(1,097)	1,661	—	564
Cash and cash equivalents at beginning of period	1,098	21,320		22,418

Cash and cash equivalents at end of period	$1	$22,981	$—	$22,982

General	9 Months Ended
Sep. 30, 2011
General [Abstract]
General

1. General

Description of Business

SunCoke Energy, Inc. ("SunCoke Energy" or the "Company") is an independent owner and operator of four metallurgical cokemaking facilities in the eastern and midwestern regions of the United States and operator of a cokemaking facility for a project company in Brazil in which it has a preferred stock investment. The cokemaking operations include blast furnace coke manufacturing at the Company's Jewell Coke Company, L.P. ("Jewell") facility in Vansant, VA; Indiana Harbor Coke Company, L.P. ("Indiana Harbor") facility in East Chicago, IN; Haverhill North Coke Company ("Haverhill") facility in Franklin Furnace, OH; and Gateway Energy & Coke Company, LLC ("Granite City") facility in Granite City, IL. In October 2011, the Company commenced operations at the Middletown Coke Company, Inc. ("Middletown") cokemaking facility and associated cogeneration power plant in Middletown, OH, which is adjacent to AK Steel's steelmaking facility.

In addition to its cokemaking operations, the Company has metallurgical coal mining operations in the eastern United States. The metallurgical coal produced from underground mines in Virginia and West Virginia is used primarily at the Jewell cokemaking facility. In January 2011, the Company acquired Harold Keene Coal Company, Inc. and its affiliated companies ("HKCC" or the "HKCC Companies"), which include two active underground mines and one active surface and highwall mine that are contiguous to the Company's existing mines for approximately $52.0 million, including working capital and contingent consideration (Note 3).

In December 2010, Sunoco, Inc. ("Sunoco") formed SunCoke Energy as a wholly-owned subsidiary. Sunoco contributed $1,000 to SunCoke Energy in exchange for 1,000 shares of SunCoke Energy common stock. On July 18, 2011 (the "Separation Date"), Sunoco contributed the subsidiaries, assets and liabilities that were primarily related to its cokemaking and coal mining operations to SunCoke Energy in exchange for 69,999,000 shares of SunCoke Energy common stock. As of the Separation Date, Sunoco owned 100% of the outstanding common stock of SunCoke Energy. The contribution represented a reorganization of entities under common control and was recorded at Sunoco's carrying value. On July 26, 2011, SunCoke Energy completed the initial public offering ("IPO") of 13,340,000 shares of its common stock. Sunoco plans to distribute the remaining shares of SunCoke Energy common stock it owns to Sunoco's shareholders by means of a spin-off, which Sunoco expects to occur no later than one year after the IPO. SunCoke Energy did not receive any of the proceeds of the IPO.

Concurrent with the reorganization just prior to the IPO, substantially all related party balances were settled in connection with the issuance of common stock to Sunoco, with the exception of $575 million which was repaid in cash on July 26, 2011 with a portion of the proceeds from SunCoke Energy's issuance of approximately $700 million in debt.

The historical combined statements for periods prior to the Separation Date include the accounts of all operations that comprised the cokemaking and coal mining operations of Sunoco, after elimination of all intercompany balances and transactions within the combined group of companies. The historical combined financial statements also include allocations of certain Sunoco corporate expenses. SunCoke Energy management believes the assumptions and methodologies underlying the allocation of general corporate overhead expenses are reasonable. However, such expenses may not be indicative of the actual level of expense that would have been incurred by SunCoke Energy if it had operated as an independent, publicly-traded company during the periods prior to the IPO or of the costs expected to be incurred in the future. See Note 5 for further information regarding allocated expenses. Because a direct ownership relationship did not exist among all the various entities comprising the Company, Sunoco's net investment in the Company is presented as net parent investment, rather than stockholders' equity, in the combined balance sheets for periods prior the Separation Date.

Reclassifications

Certain amounts in the prior period Combined and Consolidated Financial Statements have been reclassified to conform to the current year presentation.

Quarterly Reporting

The accompanying combined and consolidated financial statements included herein have been prepared in conformity with U.S. generally accepted accounting principles ("GAAP") for interim reporting. Certain information and disclosures normally included in financial statements have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission ("SEC"). In management's opinion, all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the results of operations, financial position and cash flows for the periods presented have been made. The results of operations for the period ended September 30, 2011 are not necessarily indicative of the operating results for the full year.

Initial Public Offering And Related Transactions	9 Months Ended
Sep. 30, 2011
Initial Public Offering And Related Transactions [Abstract]
Initial Public Offering And Related Transactions

2. Initial Public Offering and Related Transactions

Initial Public Offering

In December 2010, Sunoco formed SunCoke Energy as a wholly-owned subsidiary. Sunoco contributed $1,000 to SunCoke Energy in exchange for 1,000 shares of SunCoke Energy common stock. On the Separation Date, Sunoco contributed the subsidiaries, assets and liabilities that were primarily related to its cokemaking and coal mining operations to SunCoke Energy in exchange for 69,999,000 shares of SunCoke Energy common stock. As of the Separation Date, Sunoco owned 100% of the outstanding common stock of SunCoke Energy. On July 26, 2011, SunCoke Energy completed the IPO of 13,340,000 shares of its common stock.

Immediately following the IPO, Sunoco owned 56,660,000 shares of SunCoke Energy common stock, or 80.9% of the outstanding common stock. Sunoco plans to distribute all of the shares of SunCoke Energy common stock it owns by means of a spin-off, which is a pro rata distribution by Sunoco of the shares of SunCoke Energy common stock it owns to holders of Sunoco's common stock. Sunoco expects that the spin-off will occur no later than one year after the IPO. Sunoco's agreement to complete the distribution is contingent on the satisfaction or waiver of a variety of conditions. In addition, Sunoco has the right to terminate its obligations to complete the distribution if, at any time, Sunoco's Board of Directors determines, in its sole discretion, that the distribution is not in the best interests of Sunoco or its shareholders. As a result, the distribution may not occur by the contemplated time or at all.

Arrangements Between Sunoco and SunCoke Energy, Inc.

In connection with the IPO, SunCoke Energy and Sunoco entered into certain agreements that effected the separation of SunCoke Energy's business from Sunoco (the "Separation"), provided a framework for its relationship with Sunoco after the separation and provided for the allocation between SunCoke Energy and Sunoco of Sunoco's assets, employees, liabilities and obligations attributable to periods prior to, at and after SunCoke Energy's separation from Sunoco.

Separation and Distribution Agreement. On the Separation Date, SunCoke Energy and Sunoco entered into the separation and distribution agreement, which set forth the agreements between SunCoke Energy and Sunoco regarding the principal corporate transactions required to effect SunCoke Energy's separation from Sunoco, the IPO and the distribution, if any, of SunCoke Energy's shares to Sunoco's shareholders (the "Distribution"), and other agreements governing the relationship between Sunoco and SunCoke Energy.

The separation and distribution agreement identified assets to be transferred, liabilities to be assumed and contracts to be assigned to each of SunCoke Energy and Sunoco as part of the separation of Sunoco into two companies. Except as expressly provided, all assets were transferred on an "as is," "where is" basis. In general, each party to the separation and distribution agreement assumed liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters. In addition, the separation and distribution agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of SunCoke Energy's business with SunCoke Energy and financial responsibility for the obligations and liabilities of Sunoco's business with Sunoco.

The separation and distribution agreement allocates responsibility with respect to certain employee related matters, particularly with respect to Sunoco employee benefit plans in which any SunCoke Energy employees participate or SunCoke Energy employee benefit plans which hold assets in joint trusts with Sunoco. In addition, the separation and distribution agreement provides for certain adjustments with respect to Sunoco equity compensation awards that will occur if Sunoco completes the distribution.

Tax Sharing Agreement. On the Separation Date, SunCoke Energy and Sunoco entered into a tax sharing agreement that governs the parties' respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. For a detailed discussion of the tax sharing agreement, see Note 6.

Transition Services Agreement. On the Separation Date, SunCoke Energy and Sunoco entered into a transition services agreement in connection with the separation. Pursuant to the transition services agreement, Sunoco provides certain support services to SunCoke Energy, including, among others, information technology, treasury, risk management and insurance, tax, internal audit and various other corporate services, in each case consistent with the services provided by Sunoco to SunCoke Energy before the separation. The charges for the transition services generally are intended to allow Sunoco to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses, generally without profit. The services provided under the transition services agreement will terminate at various times specified in the agreement (generally terminating upon completion of the Distribution). SunCoke Energy may terminate certain specified services by giving prior written notice to Sunoco of such services and paying any applicable termination charge.

Guaranty, Keep Well, and Indemnification Agreement. On the Separation Date, SunCoke Energy and Sunoco entered into a guaranty, keep well, and indemnification agreement. Under this agreement, SunCoke Energy: (1) guarantees the performance of certain obligations of its subsidiaries, prior to the date that Sunoco or its affiliates may become obligated to pay or perform such obligations, including the repayment of a loan from Indiana Harbor Coke Company L.P.; (2) indemnifies, defends, and holds Sunoco and its affiliates harmless against all liabilities relating to these obligations; and (3) restricts the assets, debts, liabilities and business activities of one of its wholly owned subsidiaries, so long as certain obligations of such subsidiary remain unpaid or unperformed. In addition, SunCoke Energy releases Sunoco from its guaranty of payment of a promissory note owed by one of its subsidiaries to another of its subsidiaries.

Registration Rights Agreement. On July 26, 2011, SunCoke Energy and Sunoco entered into a registration rights agreement pursuant to which SunCoke Energy agreed that, upon the request of Sunoco, SunCoke Energy will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of SunCoke Energy common stock retained by Sunoco following the IPO. Such registration rights could be used to effect any sale of SunCoke Energy common stock by Sunoco requiring registration under the Securities Act of 1933, as amended (the "Securities Act").

The registration rights under the registration rights agreement will remain in effect with respect to any shares covered by the registration rights agreement until such shares have been sold pursuant to an effective registration statement under the Securities Act, such shares have been sold to the public pursuant to Rule 144 under the Securities Act and the shares are no longer restricted under the Securities Act or such shares have been sold in a transaction in which the transferee is not entitled to the benefits of the registration rights agreement.

Acquisition	9 Months Ended
Sep. 30, 2011
Acquisition [Abstract]
Acquisition

3. Acquisition

Harold Keene Coal Company, Inc.

On January 14, 2011, the Company acquired 100% of the outstanding common shares of HKCC for approximately $52.0 million, including working capital and contingent consideration. The results of HKCC have been included in the consolidated financial statements since that date and are included in the Coal Mining segment. HKCC engages in the business of coal mining and owns, leases, and operates mines in Russell County, Virginia. The operations of the HKCC Companies produce high volatile A and high volatile B metallurgical coals, which complement the coal produced by the Company's existing coal mining operations, and high quality thermal coal. This acquisition adds between 250,000 and 300,000 tons of coal production annually, with the potential to expand production in the future, and 21 million tons of proven and probable coal reserves located in two active underground mines and one active surface and highwall mine in Russell and Buchanan Counties in Virginia, contiguous to the Company's existing metallurgical coal mining operations. The acquisition is part of the Company's strategy to expand its domestic coal production and pursue selective reserve acquisitions. The goodwill of $6.0 million arising from the acquisition consists largely of synergies and cost reductions.

The aggregate noncontingent portion of the purchase price was $41.1 million, of which $37.6 million was paid in cash, net of cash received of $0.8 million. The remaining amount relates to a purchase price holdback of $3.5 million that is expected to be paid in June 2012.

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners of HKCC $2.00 per ton of coal for each ton produced from the real property or leased property if production levels exceed 150,000 tons in a calendar year for a period of 20 years or until full exhaustion, whichever comes sooner. The potential undiscounted amount of all future payments that could be required to be paid under the contingent consideration arrangement is between $0 and $42 million. The fair value of the contingent consideration was $10.9 million, and was based on significant inputs that are not observable in the market, or Level 3 inputs. Key assumptions include (a) a risk-adjusted discount rate range of 0.895 percent to 6.027 percent, which reflects the credit spread adjustment for each period, and (b) probability adjusted production levels of HKCC operations between 300,000 and 475,000 tons per year.

The following table summarizes the consideration paid for HKCC and the fair value of the assets acquired and liabilities assumed at the acquisition date (dollars in thousands):

Consideration:
Cash, net of cash received	$37,575
Working capital adjustment and purchase price hold back	3,500
Contingent consideration arrangement	10,897

Fair value of total consideration transferred	$51,972

Recognized amounts of identifiable assets acquired and liabilities assumed:
Current assets	$7,314
Property and equipment	15,466
Mineral rights	48,112
Other assets	2,429
Current liabilities	(1,507)
Deferred tax liabilities, net	(22,703)
Notes payable	(2,315)
Asset retirement obligations	(812)

Total identifiable net assets assumed	45,984
Goodwill	5,988

Total	$51,972

The fair value of the acquired intangible assets, representing mineral rights, of $47.3 million, net of asset retirement obligations of $0.8 million, was determined by applying the income approach, and is based on significant inputs that are not observable in the market, or Level 3 inputs. The acquired intangible assets, all of which are mineral rights, are to be depleted as they are extracted, which is estimated to be over a period of 31 years.

Immediately upon acquisition, $2.3 million of notes payable were repaid.

The acquisition of HKCC increased revenues by $13.1 million in the first nine months of 2011 and increased gross margin by $2.0 million in the first nine months of 2011. The acquisition of HKCC is not material to the Company's combined and consolidated results of operations. Therefore, pro forma information has not been presented.

Purchase Of Noncontrolling Interest	9 Months Ended
Sep. 30, 2011
Purchase Of Noncontrolling Interest [Abstract]
Purchase Of Noncontrolling Interest

4. Purchase of Noncontrolling Interest

On September 30, 2011, the Company acquired the entire 19% ownership interest in the partnership that owns the Indiana Harbor cokemaking facility held by an affiliate of GE Capital for $34.0 million. As a result of this transaction, the Company now holds an 85% interest in the partnership. The remaining 15% interest in the partnership is owned by an affiliate of DTE Energy Company.

The Company accounted for the increase in ownership as an equity transaction and resulted in a $22.3 million decrease in noncontrolling interest and a $7.2 million decrease in additional paid-in capital, net of income taxes. Direct costs of $0.2 million related to the increase in ownership were also accounted for as part of the equity transaction.

Debt	9 Months Ended
Sep. 30, 2011
Debt [Abstract]
Debt

9. Debt

Credit Facilities

On July 26, 2011, SunCoke Energy entered into a Credit Agreement which provides for a seven-year term loan in a principal amount of $300 million (the "Term Loan"), repayable in equal quarterly installments at a rate of 1.00% of the original principal amount per year, with the balance payable on the final maturity date. SunCoke Energy has $299.3 million outstanding under the Term Loan as of September 30, 2011. The proceeds from the Term Loan were used to repay certain intercompany indebtedness to Sunoco, to pay related fees and expenses and for general corporate purposes.

The Credit Agreement also provides for a five-year $150 million revolving facility (the "Revolving Facility"). The proceeds of any loans made under the Revolving Facility can be used to finance capital expenditures, acquisitions, working capital needs and for other general corporate purposes. Additionally, the Credit Agreement provides for up to $75.0 million in uncommitted incremental facilities (the "Incremental Facilities") that are available subject to the satisfaction of certain conditions. SunCoke Energy does not have any outstanding borrowings under the Revolving Facility as of September 30, 2011.

Borrowings under the Credit Agreement bear interest, at SunCoke Energy's option, at either (i) base rate plus an applicable margin or (ii) the greater of 1.00% or LIBOR plus an applicable margin. The applicable margin on the Term Loan is (i) in the case of base rate loans, 2.00% per annum and (ii) in the case of LIBOR loans, 3.00% per annum. The applicable margin on loans made under the Revolving Facility is determined by reference to a consolidated leverage ratio based pricing grid. The weighted-average interest rate for borrowings outstanding under the Credit Agreement during the third quarter of 2011 was 4.29 percent.

The Credit Agreement contains certain covenants, restrictions and events of default including, but not limited to, maintaining a maximum consolidated leverage ratio and a minimum consolidated interest coverage ratio and limitations on the ability of the Company and certain of the Company's subsidiaries to (i) incur indebtedness, (ii) pay dividends or make other distributions, (iii) prepay, redeem or repurchase certain debt, (iv) make loans and investments, (v) sell assets, (vi) incur liens, (vii) enter into transactions with affiliates and (viii) consolidate or merge. In addition, under certain circumstances, the Term Loan is subject to mandatory principal prepayments.

The obligations under the Credit Agreement are guaranteed by certain of the Company's subsidiaries and secured by liens on substantially all of the Company's and the guarantors' assets pursuant to a Guarantee and Collateral Agreement, dated as of July 26, 2011, among the Company, the subsidiaries of the Company party thereto and JPMorgan Chase Bank, N.A, as administrative agent.

Senior Notes

On July 26, 2011, SunCoke Energy issued $400 million aggregate principal of senior notes (the "Notes") in a private placement. The Notes bear interest at a rate of 7.625% per annum and will mature in 2019 with all principal paid at maturity. Interest on the Notes is payable semi-annually in cash in arrears on August 1 and February 1 of each year, commencing on February 1, 2012. The proceeds from the Notes were used to repay certain intercompany indebtedness to Sunoco, to pay related fees and expenses and for general corporate purposes.

The Notes offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes are the Company's senior unsecured obligations, and are guaranteed on a senior unsecured basis by each of the Company's existing and future subsidiaries that guarantees the Company's credit facilities (collectively, the "Notes Guarantors"). The Company may redeem some or all of the Notes prior to August 1, 2014 by paying a "make-whole" premium. The Company also may redeem some or all of the Notes on or after August 1, 2014 at specified redemption prices. In addition, prior to August 1, 2014, the Company may redeem up to 35% of the Notes using the proceeds of certain equity offerings.

The Company is obligated to offer to purchase the Notes at a price of (a) 101% of their principal amount, together with accrued and unpaid interest, if any, to the date of purchase, upon the occurrence of certain change of control events and (b) 100% of their principal amount, together with accrued and unpaid interest, if any, to the date of purchase, with the proceeds from certain asset dispositions. These restrictions and prohibitions are subject to certain qualifications and exceptions set forth in the Indenture, including without limitation, reinvestment rights with respect to the proceeds of asset dispositions.

The Indenture contains covenants that, among other things, limit the Company's ability and the ability of certain of the Company's subsidiaries to (i) incur indebtedness, (ii) pay dividends or make other distributions, (iii) prepay, redeem or repurchase certain debt, (iv) make loans and investments, (v) sell assets, (vi) incur liens, (vii) enter into transactions with affiliates and (viii) consolidate or merge. These covenants are subject to a number of exceptions and qualifications set forth in the Indenture.

The Company recorded the Notes and the Term Loan on the consolidated balance sheet of $698.5 million, which is net of a debt discount of $1.5 million. In addition, the Company recorded $18.9 million of deferred financing fees related to the issuance of the Notes and Credit Facilities.

Interest Rate Swaps

Effective on August 15, 2011, the Company entered into interest rate swap agreements with an aggregate notional amount of $125.0 million. See Note 15 for further information on the interest rate swaps.

Restructuring	9 Months Ended
Sep. 30, 2011
Restructuring [Abstract]
Restructuring

11. Restructuring

In 2010, in connection with the Separation, the Company announced the relocation of its corporate headquarters from Knoxville, Tennessee to Lisle, Illinois, which was completed during the second quarter of 2011 and resulted in a termination of employees eligible for severance benefits upon such termination. The Company incurred pre-tax restructuring expenditures of $7.3 million in the first nine months of 2011. These charges consist of employee-related costs, primarily related to relocation, and lease terminations and asset write-offs.

The following table presents aggregate restructuring charges related to the relocation:

	Employee- Related Costs	Asset Write-offs	Lease Terminations	Total
	(Dollars in thousands)
Year ended December 31, 2010	$155	$279	$—	$434
Nine months ended September 30, 2011	4,765	605	1,948	7,318

Charges recorded through September 30, 2011	$4,920	$884	$1,948	$7,752

The total amount of restructuring charges, including those recorded as set forth in the table above, are expected to be approximately $8 million for employee-related costs primarily related to relocation and approximately $2 million of lease terminations. Employee-related costs and lease terminations are included in selling, general and administrative expenses. Asset write-offs are included in depreciation expense.

The following table presents accrued restructuring and related activity as of and for the nine months ended September 30, 2011 related to the relocation:

	Employee- Related Costs	Lease Terminations	Total
	(Dollars in thousands)
Balance at December 31, 2010	$155	$—	$155
Charges	4,765	1,948	6,713
Cash payments	4,890	92	4,982

Balance at September 30, 2011	$30	$1,856	$1,886

Share-Based Compensation	9 Months Ended
Sep. 30, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

13. Share-Based Compensation

Effective July 13, 2011, SunCoke Energy's Board of Directors approved the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan ("SunCoke LTPEP"). The SunCoke LTPEP provides for the grant of equity-based rewards including stock options and share units, or restricted stock, to the Company's directors, officers, and other employees, advisors, and consultants who are selected by the plan committee for participation in the SunCoke LTPEP. The plan authorizes the issuance of up to 6,000,000 shares of SunCoke Energy common stock pursuant to new awards under the SunCoke LTPEP.

The Company measures the cost of employee services in exchange for an award of equity instruments based on the grant-date fair value of the award. The total cost is reduced for estimated forfeitures over the awards' vesting period and the cost is recognized over the requisite service period. Forfeiture estimates are reviewed on an annual basis.

Stock Options

During the three months ended September 30, 2011, the Company granted stock options to certain employees to acquire 1,533,944 shares of common stock. The stock options have a ten-year term and a $17.25 per share weighted average exercise price, which was equal to the average of the high and low prices of SunCoke Energy common stock on the dates of grant. Approximately 1,349,240 stock options will vest in three equal annual installments on the first, second and third anniversaries of the dates of grant (in each case subject to continued employment through the applicable vesting date). Additionally, the Company issued 184,704 options that will vest in three equal annual installments beginning September 1, 2013. All awards vest immediately upon a change in control as defined by the SunCoke LTPEP.

The Company calculates the value of each employee stock option, estimated on the date of grant, using the Black-Scholes option pricing model. The weighted-average fair value of employee stock options granted during the nine months ended September 30, 2011 was $6.93 using the following weighted-average assumptions:

Nine Months Ended September 30
2011
Risk Free Interest Rate	1.54%
Expected Term	5 years
Volatility	44%
Dividend Yield	—%
Weighted-Average Exercise Price	$17.25

The Company uses the average implied volatility of a peer group (comprised of related industries, including steel, steel suppliers, industrial gas and coal) coupled with the implied volatility of the S&P 500. Since the Company does not have a stand-alone trading history or a direct peer group it believes this approach provides a reasonable implied volatility.

The risk-free interest rate assumption is based on the U.S. Treasury yield curve at the date of grant for periods which approximates the expected life of the option. The dividend yield assumption is based on the Company's future expectation of dividend payouts. The expected life of employee options represents the average contractual term adjusted by the average vesting period of each option tranche. The Company estimated a zero forfeiture rate to the option fair values calculated by the Black-Scholes option pricing model. This estimated forfeiture rate may be revised in subsequent periods if the actual forfeiture rate differs.

As of September 30, 2011, the Company had 1,454,651 stock options outstanding; 79,293 options were cancelled during the period. The Company recognized $0.6 million in compensation expense during the three months ended September 30, 2011 related to stock options. As of September 30, 2011, there was $9.5 million of total unrecognized compensation cost related to nonvested stock options. This compensation cost is expected to be recognized over the next 3.0 years.

Restricted Stock Units

During the three months ended September 30, 2011, the Company issued a total of 286,422 restricted stock units (RSU) to certain employees for shares of the Company's common stock. Approximately 144,069 RSUs will vest as follows: (1) 50% of each RSU award generally will vest in three equal annual installments, on the first, second and third anniversaries of the date of grant and (2) the remaining 50% of each RSU award will vest on the fourth anniversary of the date of grant (in each case subject to continued employment through the applicable vesting date). The Company issued 112,941 RSUs that will vest in three equal annual installments beginning on September 1, 2013. The Company also issued 29,412 RSUs that vest in 12 months. All awards vest immediately upon a change in control as defined by the SunCoke LTPEP.

As of September 30, 2011, the Company had 272,800 RSUs outstanding; 13,542 RSUs were cancelled during the period. The Company recognized $0.3 million in compensation expense during the three months ended September 30, 2011 related to RSUs. As of September 30, 2011, there was $4.4 million of total unrecognized compensation cost related to nonvested RSUs. This compensation cost is expected to be recognized over the next 3.1 years.

Earnings Per Share Data	9 Months Ended
Sep. 30, 2011
Earnings Per Share Data [Abstract]
Earnings Per Share Data

14. Earnings Per Share Data

The weighted average number of common shares outstanding for all periods presented includes 70.0 million shares of common stock owned by Sunoco on the Separation Date as a result of its contribution of the assets of its cokemaking and coal mining operations to SunCoke Energy and related capitalization. For the nine-month period ended September 30, 2011, diluted earnings per share is calculated to give effect to share-based compensation awards granted in connection with the IPO, using the treasury stock method. There is no difference between basic and diluted earnings per share for the 2011 or 2010 periods presented, since there were no dilutive securities outstanding during these periods.

The following table sets forth the reconciliation of the weighted-average number of common shares used to compute basic earnings per share ("EPS") to those used to compute diluted EPS:

	Nine Months Ended September 30
	2011	2010
	(Shares in thousands)
Weighted-average number of common shares outstanding-basic	70,000	70,000
Add effect of dilutive share-based compensation awards	—	—

Weighted-average number of shares-diluted	70,000	70,000